SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
 Exchange Act of 1934
(Amendment No.                     )

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☑	Preliminary proxy statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).

☐	Definitive proxy statement.

☐	Definitive additional materials.

☐	Soliciting material under Rule 14a-12.

Montage Managers Trust
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)
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Tortoise North American Pipeline Fund
a series of Montage Managers Trust
11300 Tomahawk Creek Parkway, Suite 200
Leawood, Kansas 66211

January [9], 2017

Dear Shareholder:

I am writing to inform you of the upcoming special meeting (the “Meeting”) of the shareholders of the Tortoise North American Pipeline Fund (the “Acquired Fund”).

The meeting is scheduled to be held at [10:00 a.m. Central time] on March 14, 2017, at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

The purpose of the Meeting is to seek your approval in connection with a proposed reorganization of the Acquired Fund. The Acquired Fund is currently organized as a series of Montage Managers Trust (“MMT”), an open-end registered investment company with its principal offices at 11300 Tomahawk Creek Parkway, Suite 200, Leawood, Kansas 66211. After completion of the proposed tax-free reorganization, the Acquired Fund would be a series (the “Acquiring Fund”) of Managed Portfolio Series (“MPS”), an open-end registered investment company with its principal offices at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The investment objective, strategies and policies of the Acquiring Fund will be identical to those of the Acquired Fund.  The Acquiring Fund will continue to be managed by the Adviser and the Acquiring Fund will have the same portfolio manager as the Acquired Fund. If shareholders of the Acquired Fund approve the reorganization, the Acquired Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities.  Existing shareholders of the Acquired Fund’s shares will become shareholders of the Acquiring Fund.

Shareholders will also be asked to approve any adjournments of the Meeting needed to solicit additional proxies if there are insufficient votes at the time of the meeting to constitute a quorum or to approve the proposal noted above.

The proposal has been carefully reviewed by the MMT Board, two-thirds of whom are considered unaffiliated with the Acquired Fund and Tortoise Index Solutions, LLC (the “Adviser”), the Acquired Fund’s investment adviser.  After careful consideration, based on the recommendation of the Adviser, the MMT Board believes that the reorganization is in the best interest of the shareholders of the Acquired Fund and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization. The MMT Board of Trustees has unanimously recommended that shareholders of the Acquired Fund vote “FOR” the proposal.

Should you have any questions, please feel free to call us at [1-844-874-6339]. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To ensure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

Gary Henson
President
Montage Managers Trust

Questions and Answers

Q:	Why am I receiving this Proxy Statement?

A:	We are sending this document to you for your use in connection with the solicitation of your vote to approve a proposed Agreement and Plan of Reorganization for the Tortoise North American Pipeline Fund (the “Acquired Fund”), a series of Montage Managers Trust (“MMT”) and the Tortoise North American Pipeline Fund (the “Acquiring Fund”), a series of Managed Portfolio Series (“MPS”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund (the “Reorganization”).

Q:	What is the purpose of the Reorganization?

A:	The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Acquired Fund to MPS. Tortoise Index Solutions, LLC (the “Adviser”), the Acquired Fund’s investment adviser recommends that the Acquired Fund be reorganized as a series of MPS.

Q:	How will the Reorganization work?

A:	In order to reconstitute the Acquired Fund as a series of MPS, a substantially identical fund, the Acquiring Fund, has been created as a new series of MPS. The Acquiring Fund is newly organized and has no assets or liabilities. If shareholders of the Acquired Fund approve the Plan, the Acquired Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. The Acquired Fund will then distribute the shares and cash in lieu of fractional shares, if any, it receives from the Acquiring Fund pro rata to shareholders. Existing shareholders of the Acquired Fund’s shares will become shareholders of the Acquiring Fund and, immediately after the Reorganization, each shareholder will hold shares of the Acquiring Fund (and cash in lieu of any fractional shares held by the Acquired Fund shareholder, if any) with a value equal to the aggregate net asset value of the Acquired Fund’s shares that the shareholder held immediately prior to the Reorganization. Subsequently, the Acquired Fund will be liquidated and terminated. If shareholders of the Acquired Fund approve the Plan, the closing date of the Reorganization is expected to be on or about [March __], 2017, or another date agreed to by MPS and MMT.

Q:	How will the Reorganization affect me as a shareholder?

A:	You will become a shareholder of the Acquiring Fund. You will receive shares of the Acquiring Fund (and cash in lieu of any fractional shares you hold, if any) with a value equal to the aggregate net asset value of your shares of the Acquired Fund held immediately prior to the Reorganization.

Q:	Is the Acquiring Fund different from the Acquired Fund?

A:	The investment objective, strategies and policies of the Acquiring Fund will be identical to those of the Acquired Fund. The Acquiring Fund will continue to be managed by the Adviser and the Acquiring Fund will have the same portfolio manager as the Acquired Fund.

Q:	How will the Reorganization affect the fees and expenses I pay as a shareholder of the Acquired Fund?

A:	The fees and expenses you pay as a shareholder of the Acquired Fund are not expected to change. Each Fund operates under a unitary fee contract structure. In a unitary fee contract structure, each Fund pays the Adviser a fee, and the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee and certain other expenses. The unitary fee for the Acquiring Fund is the same as the unitary fee for the Acquired Fund (0.40% per annum of each Fund’s average daily net assets).

Q:	Will the Reorganization result in any taxes?

A:	The Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended. In general, the Acquired Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for shares (and cash in lieu of fractional shares, if any) of the Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Acquired Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization (except with respect to cash received in lieu of fractional shares, if any). Shareholders of the Acquired Fund should consult their own tax advisers regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances

Q:	How does the MMT Board of Trustees recommend that I vote?

A:	After careful consideration, the Board unanimously recommends that shareholders vote FOR the proposals.

Q:	Who is eligible to vote?

A:	Any person who owned shares of the Acquired Fund on the “record date,” which is December 15, 2016 (even if that person has since sold those shares).

Q;	What happens if the Reorganization is not approved?

A:	If the Acquired Fund’s shareholders do not approve the Reorganization, the Reorganization will not be effected and the Acquired Fund will continue operating as it currently does.

Q:	Who is paying for this proxy mailing and for the other expenses and solicitation costs associated with this shareholder meeting?

A:	The expenses incurred in connection with preparing the proxy statement and its enclosures and all related legal and solicitation expenses will be paid by the Adviser or an affiliate of the Adviser.

Q:	Why am I being asked to approve adjournments of the special meeting of shareholders to solicit additional proxies?

A:	It may become necessary from time to time to adjourn the meeting in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the meeting to constitute a quorum or to approve the proposal. If the proposal to approve adjournments of the meeting is approved and a quorum is not present at the meeting, the holder of proxies will vote to authorize the adjournment of the meeting in order to solicit additional proxies. Even if a quorum is present at the meeting, but there are insufficient votes to approve the proposal, the holder of proxies will vote to authorize the adjournment of the meeting to solicit additional proxies.

Q:	How can I cast my vote?

A:	You may vote in any of four ways:

•	Through the internet, using the website on your proxy card.
•	By telephone, with a toll-free call to the phone number indicated on the proxy card.
•	By mailing in your proxy card.
•	In person at the meeting in Milwaukee, Wisconsin on March 14, 2017.

Tortoise North American Pipeline Fund
a series of Montage Managers Trust
11300 Tomahawk Creek Parkway, Suite 200
Leawood, Kansas 66211

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held March [14], 2017

Notice is hereby given that the Board of Trustees of Montage Managers Trust (“MMT”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the Tortoise North American Pipeline Fund (the “Acquired Fund”), a series of MMT, to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202, on Tuesday, March 14, 2017 at 10:00 a.m., Central time, for the purpose of considering and approving the following:

1.	A proposal to approve a proposed Agreement and Plan of Reorganization for the Acquired Fund and the Tortoise North American Pipeline Fund (the “Acquiring Fund”), a series of Managed Portfolio Series (“MPS”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund, which would then be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and termination of the Acquired Fund (the “Reorganization”); and

2.	Any adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposal 1.

Shareholders of the Acquired Fund also may be asked to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The Board of Trustees of MMT (the “MMT Board”) has unanimously approved the Reorganization; however, shareholder approval is required to proceed.  After careful consideration, based on the recommendation of Tortoise Index Solutions, LLC, the Acquired Fund’s adviser, the MMT Board believes that the Reorganization is in the best interests of shareholders and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization, and recommends that you vote in favor of the proposals.  For a detailed discussion of the MMT Board’s considerations, see the section titled “Reasons for the Reorganization” in the enclosed Proxy Statement.

Shareholders of record at the close of business on December 15, 2016 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

By Order of the Board of Trustees

Anne Dorian, Secretary
Montage Managers Trust
January [9], 2017

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

Tortoise North American Pipeline Fund
a series of Montage Managers Trust

PROXY STATEMENT

MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of Montage Managers Trust (“MMT”), an open-end registered investment company registered with the United States Securities and Exchange Commission (the “SEC”) with its principal office located at 11300 Tomahawk Creek Parkway, Suite 200, Leawood, Kansas 66211. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of  the Tortoise North American Pipeline Fund, a series of MMT (the “Acquired Fund”), at the offices of U.S. Bancorp Fund Services, LLC, on Tuesday, March 14, 2017 at 10:00 a.m., Central time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Acquired Fund to consider and approve the following:

1.	A proposal to approve a proposed Agreement and Plan of Reorganization for the Acquired Fund and the Tortoise North American Pipeline Fund (the “Acquiring Fund”), a series of Managed Portfolio Series (“MPS”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund, which would then be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and termination of the Acquired Fund (the “Reorganization”); and

2.	Any adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve Proposal 1.

Shareholders of the Acquired Fund also may be asked to transact such other business as may properly come before the Meeting and any adjournments or postponements thereof.

The date of the first mailing of this Proxy Statement will be on or about January [9], 2017.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on March 14, 2017:

This proxy statement is available at www.[...].com, or by contacting the Acquired Fund (toll-free) at […].  To obtain directions to attend the Meeting, please call the Acquired Fund (toll-free) at 1-844-874-6339.  For a free copy of the Acquired Fund’s latest annual and/or semi-annual report, call (toll-free) 1-844-874-6339 or visit the Acquired Fund’s website at www.tortoiseindexsolutions.com or write to:

Tortoise North American Pipeline Fund
c/o Tortoise Index Solutions, LLC
11550 Ash Street, Suite 300
Leawood, Kansas 66211

SUMMARY OF PROPOSAL 1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION UNDER WHICH THE TORTOISE NORTH AMERICAN PIPELINE FUND, A SERIES OF MMT, WOULD BE REORGANIZED INTO THE TORTOISE NORTH AMERICAN PIPELINE FUND, A SERIES OF MPS, IN A TAX-FREE REORGANIZATION.

The Board of Trustees, including all the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of MMT (the “MMT Board”), proposes that shareholders of the Acquired Fund approve the Reorganization, pursuant to which the Acquired Fund will reorganize into the Acquiring Fund and each Acquired Fund shareholder will become a shareholder of the Acquiring Fund.  A form of the Agreement and Plan of Reorganization (the “Plan”) is attached to this Proxy Statement as Appendix A.  The Board considered the Reorganization at a regularly scheduled meeting held on November 9, 2016.  After careful consideration, based on the recommendation of Tortoise Index Solutions, LLC (the “Adviser”), the Acquired Fund’s adviser, the MMT Board believes that the Reorganization is in the best interests of the Acquired Fund and its shareholders and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization.  See “MMT Board Considerations” for a summary of the factors considered and conclusions drawn by the MMT Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.

In order to reorganize the Acquired Fund into a series of MPS, a substantially identical fund, the Acquiring Fund, which is also named the “Tortoise North American Pipeline Fund,” has been created as a new series of MPS. MPS is a multiple series trust that offers a number of portfolios managed by separate investment advisers and/or sub-advisers.  As of […], MPS consisted of […] portfolios representing approximately […] billion in assets, managed by […] advisers.

If the shareholders of the Acquired Fund approve the Plan, the Reorganization will have these primary steps:

•	All of the assets of the Acquired Fund will be transferred to the Acquiring Fund in exchange for shares of the Acquiring Fund (and cash in lieu of fractional shares, if any) and the Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities;
•	Immediately after the transfer of the Acquired Fund’s assets as provided for in the Plan, the Acquired Fund will distribute the Acquiring Fund shares (and cash in lieu of fractional shares, if any) received by the Acquired Fund pro rata to its shareholders; and
•	Without further notice, the outstanding shares of the Acquired Fund held by the shareholders will then be redeemed and canceled and the Acquired Fund will be liquidated and terminated.

Approval of the Plan will constitute approval of the transfer of the Acquired Fund’s assets to the Acquiring Fund, the assumption of the Acquired Fund’s liabilities by the Acquiring Fund, the distribution of the Acquiring Fund’s shares (and cash in lieu of any fractional shares, if any) to Acquired Fund shareholders, and the liquidation and termination of the Acquired Fund.  The Acquiring Fund shares issued (and cash paid in lieu of fractional shares, if any) in connection with the Reorganization will have an aggregate net asset value (“NAV”) equal to the aggregate value of the assets that the Acquired Fund transferred to the Acquiring Fund, less the Acquired Fund’s liabilities that the Acquiring Fund assumes.  As a result of the Reorganization, existing shareholders of the Acquired Fund’s shares will become shareholders of the Acquiring Fund. Shareholders of the Acquired Fund will receive shares of the Acquiring Fund (and cash in lieu of any fractional shares held by the Acquired Fund shareholder) with a value equal to the aggregate NAV of their shares of the Acquired Fund held immediately prior to the Reorganization.  No commission or other transaction fees will be charged to the Acquired Fund’s shareholders in connection with the Reorganization. If shareholders of the Acquired Fund approve the Plan, the closing date of the Reorganization is expected to be on or about [March __], 2017, or another date agreed to by MPS and MMT.

MPS believes that the Reorganization will qualify as a tax-free transaction for federal income tax purposes.  In general, the Acquired Fund will not recognize any gain or loss as a result of the transfer of all of its assets and liabilities in exchange for shares (and cash in lieu of fractional shares, if any) of the Acquiring Fund or as a result of its liquidation and termination, and shareholders of the Acquired Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization (except with respect to cash received in lieu of fractional shares, if any).  MPS and MMT will receive a legal opinion to that effect prior to the Reorganization.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

•	Preliminary Prospectus and Statement of Additional Information (“SAI”) of the Acquiring Fund dated […], 2017;

•	Prospectus and SAI of the Acquired Fund dated March 29, 2016 and the Supplement dated May 18, 2016;

•	Annual Report to Shareholders of the Acquired Fund, including audited financial statements for the fiscal year ended November 30, 2015; and

•	Semi-Annual Report to Shareholders of the Acquired Fund, for the fiscal period ended May 31, 2016.

The most recent annual report of the Acquired Fund, including audited financial statements for the fiscal year ended November 30, 2015, has been mailed previously to shareholders. If you have not received this report or would like to receive additional copies of the Annual Report to Shareholders, Prospectus and/or SAI for the Acquired Fund, free of charge, please contact the Acquired Fund at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-844-874-6339 and they will be sent to you by first class mail, or visit the Fund’s website at www.tortoiseindexsolutions.com. A preliminary prospectus for the Acquiring Fund accompanies this Proxy Statement. The information in this preliminary prospectus is not complete and may be changed. The Acquiring Fund may not sell its securities until the registration statement filed with the SEC is effective. The preliminary prospectus is not an offer to sell the Acquiring Fund’s securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.  The Acquiring Fund’s preliminary SAI is available upon request and without charge by writing to MPS or by calling […].  Because the Acquiring Fund has not yet commenced operations as of the date of this Proxy Statement, no annual or semi-annual report is available for the Acquiring Fund at this time.

COMPARISON OF THE ACQUIRED FUND AND THE ACQUIRING FUND

Certain basic information about the Acquired Fund and the Acquiring Fund (each a “Fund” and collectively, the “Funds”) is provided in the table below:

Acquired Fund	Acquiring Fund
Tortoise North American Pipeline Fund, a series of MMT (an open-end management investment company registered with the SEC)	Tortoise North American Pipeline Fund, a series of MPS (an open-end management investment company registered with the SEC)
Listing Exchange: NYSE Acra, Inc. (“NYSE Arca”)	Same
Ticker: TPYP	Same
Organized as a Delaware Statutory Trust	Same
Diversification Status: Non-diversified	Same
Underlying Index: Tortoise North American Pipeline Index	Same

The Funds’ Investment Objectives, Principal Investment Strategies and Risks, and Limitations and Restrictions
The investment objective, principal investment strategies and risks, as well as the limitations and restrictions of the Acquired Fund and the Acquiring Fund (each a “Fund” and collectively, the “Funds”) will be identical. The Acquiring Fund is newly organized and will commence operation upon consummation of the Reorganization. Each Fund’s investment objective, principal investment strategies and risks, as well as each Fund’s investment limitations and restrictions, are discussed in more detail below.

Investment Objectives
The investment objective of both Funds is to seek investment results that correspond (before fees and expenses) generally to the price and distribution rate (total return) performance of the Tortoise North American Pipeline Index (the “Underlying Index”).

Principal Investment Strategies

There are no material differences between the principal investment strategies of the Acquired and Acquiring Funds. A summary of the principal investment strategies are provided below.

Each Fund employs a “passive management” – or indexing – investment approach designed to track the performance of the Underlying Index. The Underlying Index is a proprietary rules-based, capitalization weighted, float adjusted index designed to track the overall performance of equity securities of North American Pipeline Companies. A Pipeline Company is defined as a company that either 1) has been assigned a standard industrial classification (“SIC”) system code that indicates the company operates in the energy pipeline industry or 2) has at least 50% of its assets, cash flow or revenue associated with the operation or ownership of energy pipelines. Pipeline Companies engage in the business of transporting natural gas, crude oil and refined products, storing, gathering and processing such gas, oil and products and local gas distribution.

To be included in the Underlying Index, a company must be a Pipeline Company that is organized and has its principal place of business in the United States or Canada (such Pipeline Companies are collectively referred to as “North American Pipeline Companies”) and is listed on the New York Stock Exchange, NASDAQ, NYSE MKT or Toronto Stock Exchange. Eligible constituents must also have a total equity market capitalization of at least $200 million USD at the time of inclusion in the Underlying Index. In order to remain in the Underlying Index, a company must maintain an average equity market capitalization of at least $175 million USD for a minimum of 20 trading days prior to the rebalance of the Underlying Index.

Underlying Index constituents may include the following equity securities of North American Pipeline Companies: 1) common stock; 2) interests in master limited partnerships (“MLPs”); 3) interests in Pipeline Companies structured as limited liability companies (“LLCs”); and 4) equity securities of MLP affiliates, including MLP I-Shares (indirect ownership interests in MLPs issued by MLP affiliates) and common shares of corporations that own, directly or indirectly, MLP general partner interests (collectively referred to herein as “MLP Affiliates”). MLP interests included in the Underlying Index must pay a distribution greater than or equal to their minimum quarterly distribution (“MQD”) at the time of inclusion in the Underlying Index. No more than 20% of the Underlying Index may consist of MLPs and no constituent can exceed 7.5% of the Underlying Index. Additionally, affiliated MLP families (e.g., related MLPs and/or MLP Affiliates) in aggregate may not comprise more than 15% of the Underlying Index.

In seeking to achieve its objective as an index fund, each Fund will normally invest at least 80% of its total assets in securities that comprise the Underlying Index (or depository receipts based on such securities). Under normal conditions, each Fund generally will invest in all of the securities that comprise the Underlying Index in proportion to their weightings in the Underlying Index; however, under various circumstances, it may not be possible or practicable to purchase all of the securities in the Underlying Index in those weightings. In those circumstances, each Fund may purchase a sample of the securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking performance that corresponds to the performance of the Underlying Index. Each Fund may invest up to 20% of its assets in certain index futures, options, options on index futures, swap contracts or other derivatives related to the Underlying Index and its components, cash and cash equivalents, other investment companies, as well as in securities and other instruments not included in its Underlying Index but which the Adviser believes will help the Fund track its Underlying Index.

As of the [September], 2016 rebalance, the Underlying Index was comprised of [92] components. No constituents will be added to the Underlying Index between rebalance dates, which take place on a quarterly basis in March, June, September and December. Constituents are reviewed annually, at the December rebalance, to determine that they continue to meet the definition of Pipeline Company under the Index methodology. Constituents in the Underlying Index may be deleted from the Underlying Index due to corporate events such as mergers, acquisitions, bankruptcies, takeovers, or delistings. Standard rebalances take place on a quarterly basis. Special rebalances are triggered by corporate actions and will be implemented as practically as possible on a case-by-case basis. Index constituent changes and updates as well as any changes to the methodology will be posted to www.tortoiseindexsolutions.com.

Each Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index concentrates in an industry or group of industries. The Underlying Index and each Fund will be concentrated in the energy pipeline industry.

The Acquired Fund has qualified and intends to continue to qualify, and the Acquiring Fund intends to qualify, as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As part of qualifying as a RIC under the Code, each Fund may not invest more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships. If for any taxable year either Fund fails to qualify as a RIC, its taxable income will be subject to federal income tax at regular corporate rates and income available for distribution to shareholders will be reduced. Under certain circumstances, each Fund could cure a failure to qualify as a RIC, but in order to do so, each Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets. Given each Fund’s contemplated investments in MLPs, qualifying as a RIC presents unusual challenges and may limit its investment opportunities. Each Fund will report distributions from its investments, including MLPs, made to shareholders annually on Form 1099.

Investment Risks
Many factors affect performance and neither Fund can guarantee that it will achieve its investment objective. When you redeem your shares of a Fund, the shares could be worth more or less than what you paid for them. As a result, an investor could lose money on an investment in either Fund. An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. Each Fund is subject to the following principal risks:

General Market Risk. Each Fund is subject to the risk that it will not achieve its investment objective and that the value of an investment in its securities could decline substantially and cause you to lose some or all of your investment. Each Fund’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities. Certain securities in each Fund’s portfolio may be worth less than the price originally paid for them, or less than they were worth at an earlier time.

New Fund and Adviser Risk.  Each Fund has a limited operating history and there can be no assurance that a Fund will grow to, or maintain, an economically viable size, in which case the respective Board may determine to liquidate the Fund. In addition, the adviser is a recently registered investment adviser and had not advised a registered investment company prior to the Acquired Fund.

Concentration Risk.  Because each Fund’s assets will be concentrated in the energy pipeline industry, each Fund is subject to loss due to adverse occurrences that may affect that industry. Each Fund’s focus in this industry presents more risk than if it were broadly diversified over numerous industries and sectors of the economy. An inherent risk associated with any investment focus is that each Fund may be adversely affected if a small number of its investments perform poorly.

Energy Pipeline Industry Risk.  Companies in the energy pipeline industry are subject to many risks that can negatively impact the revenues and viability of companies in this industry, including but not limited to risks associated with companies owning and/or operating pipelines, as well as capital markets, terrorism, natural disasters, climate change, operating, regulatory, environmental, supply and demand, and price volatility risks.

Equity Securities Risk.  Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity securities held by the Fund may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors affecting securities markets generally, the equity securities of pipeline companies in particular, or a particular company.

MLP Risk.  MLPs are subject to many risks, including those that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership and are exposed to a remote possibility of liability for all of the obligations of that MLP. Holders of MLP units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. Furthermore, MLP interests may not be as liquid as other more commonly traded equity securities.

Each Fund’s investment strategies depend in part on MLPs generally being treated as partnerships for U.S. federal income tax purposes. If any of the MLPs owned by the Fund were treated as corporations for U.S. federal income tax purposes, it could result in a reduction in the value of your investment in a Fund and lower distributions.  As noted above, in order to maintain its qualification as a RIC, a Fund may not invest more than 25% of its total assets in the securities of MLPs and other entities treated as qualified publicly traded partnerships.

Each Fund expects to receive cash distributions each year from certain MLPs that exceed the net taxable income allocated to the Fund from such MLPs for such year, and, as a result, each Fund may recognize larger taxable gains (or smaller losses) with respect to such MLPs when it disposes of its interests in such MLPs. If you hold shares in a Fund when such gains or losses are recognized, you may be required to pay tax on one or more Fund distributions, potentially at ordinary income tax rates, even though you may not have economically benefitted from the associated MLP cash distribution.

MLP Affiliate Risk.  The performance of securities issued by MLP Affiliates, including MLP I-Shares and common shares of corporations that own general partner interests, primarily depends on the performance of an MLP. The risks and uncertainties that affect the MLP, its operational results, financial condition, cash flows and distributions also affect the value of securities held by that MLP’s affiliate. Securities of MLP I-Shares may trade at a market price below that of the MLP Affiliate and may be less liquid than securities of the MLP Affiliate.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks relating to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risks, and market practices, as well as fluctuations in foreign currencies.

Large-Cap, Mid-Cap and Small-Cap Companies Risk.  Investment in companies with large market capitalizations is subject to the risk that larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. Securities of mid-cap and small-cap companies may be more volatile and less liquid than the securities of large-cap companies.

RIC Compliance Risk.  Each Fund has elected to be, and intends to qualify each year for treatment as, a “regulated investment company” (a “RIC”) under the Code. Given each Fund’s contemplated investments in MLPs, qualifying as a RIC presents unusual challenges and may limit its investment opportunities. If for any taxable year a Fund fails to qualify as a RIC, its taxable income will be subject to federal income tax at regular corporate rates and income available for distribution to shareholders will be reduced.

Liquidity Risk.  Each Fund may be exposed to liquidity risk when trading volume, lack of a market maker, or legal restrictions impair the Fund’s ability to sell particular securities or close derivative positions at an advantageous price or in a timely manner. Illiquid or restricted securities cannot be sold immediately because of statutory and contractual restrictions on resale.

Passive Investment Risk.  Each Fund is not actively managed and therefore the Funds generally will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Underlying Index or the selling of the security is otherwise required upon a rebalancing of the Underlying Index.

Tracking Error Risk.  There is no guarantee that either Fund will achieve a high degree of correlation to the Underlying Index and therefore achieve its investment objective. Each Fund’s return may not match the return of its Underlying Index for a number of reasons, including differences between the securities held in the Fund’s portfolio and those included in the Underlying Index, pricing differences, transaction costs, the Fund’s holding of cash, differences in timing of the accrual of distributions, changes to the Underlying Index or the need to meet various new or existing regulatory requirements. Consequently, the performance of each Fund may diverge from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions, or due to delays of a Fund in purchasing and selling securities. Tracking error also may result because a Fund incurs fees and expenses, while the Underlying Index does not.

Derivatives Risk.  A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the counterparty to certain derivative transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative relates, and risks that the derivative instruments may not be liquid.

Non-Diversification Risk.  Each Fund is classified as “non-diversified,” which means either Fund may invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. Investments in securities of a limited number of issuers exposes a Fund to greater market risk and potential losses than if its assets were diversified among the securities of a greater number of issuers.

Absence of Active Trading Market Risk.  Although shares of the Acquired Fund are, and shares of the Acquiring Fund are expected to be, listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares May Trade at Prices Different than Net Asset Value (“NAV”) Per Share.  Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares of a Fund may result in shares trading at a significant premium or discount to NAV. If a shareholder purchases shares when the market price is at a premium to the NAV or sells shares when the market price is at a discount to the NAV, the shareholder may sustain losses.

Trading Risks.  Each Fund faces numerous trading risks, including disruption in the creation/redemption process of the Fund and losses from trading in the secondary markets. Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons or due to extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. Additionally, an exchange or market may also close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, a Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.

Legal and Regulatory Change Risks. The regulatory environment for investment companies is evolving, and changes in regulation may adversely affect the value of a Fund’s investments and its ability to pursue its trading strategy. The effect of any future regulatory change on a Fund could be substantial and adverse.

Limitations and Restrictions
Each Fund has adopted the following restrictions as fundamental policies, which may not be changed without the favorable vote of the holders of a “majority of the outstanding voting securities of the Fund,” as defined in the 1940 Act. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of its outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

Each Fund may not:

1.	Concentrate its investments in an industry or group of industries (i.e., hold 25% or more of its total assets in the securities of companies in a particular industry or group of industries), except that the Fund will concentrate in the energy pipeline industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities and tax-exempt securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following lists the non-fundamental investment restriction applicable to each Fund.  This percentage restriction can be decreased by the respective Fund’s Board of Trustees, but the change will only be effective after notice is given to shareholders of the Fund.

Each Fund will not:

1.	Invest less than 80% of its total assets (excluding securities lending collateral) in securities that comprise its Underlying Index.

2.	Hold illiquid assets in excess of 15% of its net assets.

Fees and Expenses
The Table of Fees and Expenses and the Examples shown below are based on fees and expenses for the most recent fiscal year for the Acquired Fund and on estimates for the Acquiring Fund. The Reorganization is not expected to result in an increase in shareholder fees and expenses. However, the fees charged by certain individual service providers are changing. Each Fund operates under a unitary fee contract structure whereby each Fund pays the Adviser a fee, and the Adviser then pays all expenses incurred by the Fund except for the advisory fee and certain other expenses.  The unitary fee for the Acquiring Fund is the same as the unitary fee for the Acquired Fund.  The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the Acquiring Fund as compared to the Acquired Fund. This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund. This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of shares.

Comparison of Fees and Expenses
As of November 30, 2016

SHAREHOLDER FEES (fees paid directly from your investment)	Acquired Fund	Acquiring Fund (Pro Forma)
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None
Redemption Fees (as a percentage of amount redeemed within 90 days of purchase)	None	None
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets each year as a percentage of the value of your investment):	Acquired Fund	Acquiring Fund (Pro Forma)
Management Fee(1)	0.40%	0.40%
Distribution (12b-1)/Shareholder Servicing Fees	0.00%	0.00%
Other Expenses(2)	0.00%	0.00%
Total Annual Fund Operating Expenses	0.40%	0.40%

(1)	The Acquired Fund’s “Management Fee” has been restated to reflect a reduction in management fee from 0.70% to 0.40%, effective May 17, 2016.

(2)	“Other Expenses” for the Acquired Fund reflect actual amounts incurred by the Fund for the fiscal year ended November 30, 2016. For the Acquiring Fund, “Other Expenses” are based on estimated amounts for the current fiscal year.

EXAMPLE
This example is intended to help you compare the costs of investing in either Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that each Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Acquired Fund	$[…]	$[…]	$[…]	$[…]
Acquiring Fund (Pro Forma)	$[…]	$[…]	$[…]	$[…]

Fund Performance
The following information shows the past performance of the Acquired Fund. The bar chart demonstrates the returns of the Acquired Fund for one year and the Average Annual Total Returns table shows how the Acquired Fund’s average annual total returns compare with that of a broad measurement of market performance. The Acquiring Fund has not yet commenced operations and therefore has no performance history.  If the Reorganization is approved by the Acquired Fund’s shareholders, the Acquiring Fund will acquire all of the assets and liabilities of the Acquired Fund. The Acquiring Fund also will assume the performance history of the Acquired Fund. Past performance is not necessarily indicative of future performance.

Calendar Year Returns as of December 31

[Insert Table]

Best Quarter:	Worst Quarter:
[…]	[…]

Performance Table
Average Annual Total Returns
Periods Ended December 31, 2015

Acquired Fund	One Year	Since Inception 6/29/2015

Return Before Taxes	[…]%	[…]%
Return After Taxes on Distributions(1)(2)	[…]%	[…]%
Return After Taxes on Distributions and Sale of Fund Shares(1)(3)	[…]%	[…]%
S&P 500 Index(4)	[…]%	[…]%
Tortoise North American Pipeline Index (4)	[…]%	[…]%
(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the effect of state and local taxes. The after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.
(2)	“Return After Taxes on Distributions” shows the effect of taxable distributions (net investment income and net capital gains distributions), but assumes that Fund shares are still held at the end of the period.
(3)	“Return After Taxes on Distributions and Sale of Fund Shares” shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period.
(4)	Does not reflect the deduction of fees, expenses or taxes that mutual fund investors bear. A direct investment in an index is not possible.

Comparison of Shareholder Services

Purchase and Redemption of Shares
The Funds issue and redeem shares at NAV only in a large specified number of shares called a “Creation Unit” or multiples thereof. A Creation Unit consists of 50,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of in-kind securities in the Underlying Index and/or cash.  It is expected that only a limited number of institutional investors, called Authorized Participants or “APs,” will purchase and redeem shares directly from the Funds.

Shares of the Acquired Funds are, and shares of the Acquiring Fund are expected to be, listed for secondary trading on the NYSE Arca. When you buy or sell shares on the secondary market, you will pay or receive the market price. The Funds’ shares will trade on the NYSE Arca at prices that may differ to varying degrees from the daily NAVs of the Funds’ shares. A “Business Day” with respect to each Fund is any day on which the NYSE Arca is open for business. The NYSE Arca is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

 NAV per share for each Fund is computed by dividing the value of the net assets of the Fund (i.e. the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the NYSE (ordinarily 4:00 p.m., Eastern time).

You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. Investors buying or selling shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads. Due to the costs of buying or selling shares, including bid/ask spreads, frequent trading of shares may significantly reduce investment results and an investment in shares may not be advisable for investors who anticipate regularly making small investments

Distributions
Each Fund pays out dividends from its net investment income and distributes its net capital gains, if any, to investors at least annually. Neither Fund will make the DTC book-entry dividend reinvestment service available for reinvestment of cash proceeds, but certain individual broker-dealers may make available the DTC book-entry dividend reinvestment service for use by their customers.

Fiscal Year
The Acquired Fund currently operates on a fiscal year ending November 30. The Acquiring Fund will keep the same fiscal year end.

THE ADVISER

The Adviser for the Acquired Fund and the Acquiring Fund will be the same.  The terms of the Acquired Fund’s advisory agreement, as discussed below, will be substantially similar for the Acquiring Fund.

Tortoise Index Solutions, LLC serves as investment adviser to the Acquired Fund and subject to shareholder approval of the Reorganization, of the Acquiring Fund.  The Adviser has served as the investment adviser to the Acquired Fund since its inception. The Adviser provides research-driven, investible indices, exchange-traded products and thought leadership in the universe of essential assets. Its indices are intended to fill a void in the market and provide benchmarks for use by investment professionals, research analysts and industry executives to analyze relative performance as well as to provide a basis for passively managed exchange-traded products.

The Adviser is a Delaware limited liability company and a registered investment adviser. The Adviser was formed in 2015 and, therefore, has limited investment management experience. The Adviser is affiliated with Tortoise Capital Advisors, L.L.C. (“Tortoise Capital”), a registered investment advisor specializing in actively managed listed energy investing, with approximately [$...] billion in assets under management as of November 30, 2016. The Adviser and Tortoise Capital are both wholly owned subsidiaries of Tortoise Investments, LLC (formerly, Tortoise Holdings, LLC). Mariner Holdings, LLC, through its wholly-owned subsidiary, Montage Investments, LLC, owns approximately 70% of Tortoise Investments, LLC, with approximately 30% held by the employees of the Adviser and Tortoise Capital.  Mariner Holdings, LLC is controlled by the Bicknell Family Holding Company, LLC. The principal business address of the Adviser is 11550 Ash Street, Suite 300, Leawood, Kansas 66211. The telephone number for the Adviser is 1-844-TR-INDEX (1-844- 874-6339) and the Adviser’s website is www.tortoiseindexsolutions.com.

For the services it provides to the Acquired Fund, the Acquired Fund pays the Adviser a fee, which is calculated daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of the Acquired Fund. Prior to May 17, 2016, the Acquired Fund paid the Adviser a fee of 0.70% of the average daily net assets of the Acquired Fund.  Under the investment advisory agreement, the Adviser has agreed to pay all expenses incurred by the Fund except for the advisory fee, interest, taxes, brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions), legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, acquired fund fees and expenses, any fees and expenses related to the provision of securities lending services, extraordinary expenses, and distribution fees and expenses paid by MMT under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. For the fiscal year from December 1, 2015 through November 30, 2016, the Adviser received advisory fees of 0.70% of the Fund’s average daily net assets during the period from December 1, 2015 to May 17, 2016, and 0.40% during the period from May 17, 2016 through November 30, 2016.

The following table sets forth the name, position and principal occupation of each current principal officer of the Adviser, each of whom can be located through the Adviser’s principal office location.

Name	Position/Principal Occupation
Connie Savage	Chief Operating Officer
Diane M. Bono	Chief Compliance Officer
P. Bradley Adams	Director
Jeremy M. Goff	Director
Zachary A. Hamel	Director
Michelle R. Kelly	Director

TERMS OF THE EXISTING AND NEW INVESTMENT ADVISORY AGREEMENTS

A copy of the New Investment Advisory Agreement is attached as Exhibit B.  The following description is only a summary; however, all material terms of the New Investment Advisory Agreement have been included in this summary.  You should refer to Exhibit B for the New Investment Advisory Agreement, and the description set forth in this proxy statement of the New Investment Advisory Agreement is qualified in its entirety by reference to Exhibit B.  The terms of the New Investment Advisory Agreement are substantially similar to the terms of the Existing Investment Advisory Agreement with respect to services provided by the Adviser and are identical with respect to the advisory fees.  For the fiscal year ending November 30, 2016, the Adviser was paid […] by the Acquired Fund pursuant to the Existing Advisory Agreement.

The Existing Investment Advisory Agreement with the Adviser was most recently approved by the MMT Board on April 17, 2015 and by the Fund’s initial shareholder on […].

Advisory Services.  Both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement state that, subject to the supervision and direction of the Board, the Adviser will provide for the overall management of the Fund including: (i) acting as investment adviser for and supervising and managing the investment and reinvestment of the Fund’s assets and, in connection therewith, have complete discretion in purchasing and selling securities and other assets for the Fund and in voting, exercising consents and exercising all other rights appertaining to such securities and other assets on behalf of the Fund; (ii) supervising the investment program of the Fund and the composition of its investment portfolio; (iii) arranging, subject to the contractual covenant provisions, for the purchase and sale of securities and other assets held in the investment portfolio of the Fund; (iv) keeping MMT/MPS fully informed with regard to the Fund’s investment performance; and (v) furnishing MMT/MPS with such other documents and information as MMT/MPS may from time to time reasonably request.

Management Fee.  Both the New Investment Advisory Agreement and Existing Investment Advisory Agreement contain identical fee structures.  Both agreements provide that the Adviser shall receive an investment advisory fee equal to 0.40% of the average daily net assets of the Fund.

Payment of Expenses.  Under both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement, the Adviser is responsible for paying all expenses of the Fund, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses; (iv) distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (v) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (vi) any fees and expense related to the provision of securities lending services; and (vii) the advisory fee payable to the Adviser.

Duration and Termination.  Both agreements provide that they shall remain in effect for the Fund for two years from the effective date and thereafter for successive periods of one year, subject to annual Board approval as required by the 1940 Act.  Both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement provide for the termination of the agreement at any time (i) by the vote of the majority of the Board or by the vote of a majority of the outstanding securities of the Fund on at least 60 days’ written notice to the Adviser; or (ii) by the Adviser on not less than 60 days’ written notice to the Fund.

Brokerage. Both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement provide that the Adviser shall be responsible for placing orders either directly with the issuer or with any broker or dealer on behalf of the Fund. Both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement provide that, in placing orders with brokers and dealers, the Adviser will attempt to obtain the best price and the most favorable execution of its orders. In placing such orders, the Adviser will consider the experience and skill of the firm’s securities traders as well as the firm’s financial responsibility and administrative efficiency. Consistent with this obligation, both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement provide that the Adviser may select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Adviser.

Limitation on Liability and Indemnification.  Both the New Investment Advisory Agreement and the Existing Investment Advisory Agreement provide that, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or by MMT/MPS in connection with the performance of the respective Investment Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its duties under the respective Investment Advisory Agreement.

THE PORTFOLIO MANAGER

The Acquiring Fund will have the same portfolio manager as the Acquired Fund if shareholders approve the Reorganization.

Matthew Weglarz, is primarily responsible for the day-to-day management of the Acquired Fund and has served as portfolio manager for the Acquired Fund since its inception. Previously, Mr. Weglarz served as Vice President and Trader for Tortoise Capital Advisors from January 2014 through the Fund’s inception and as Trader from October 2008 through January 2014. Mr. Weglarz graduated from the Missouri State University with a Bachelor of Science degree in finance and earned a Master of Business Administration degree from the University of Notre Dame. He is a CFA charterholder.

UNDERLYING INDEX

The Adviser provides the Underlying Index to the Fund. The Adviser created and is responsible for maintaining and applying the rules-based methodology of the Underlying Index.

The Underlying Index is the exclusive property of the Adviser, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Underlying Index. The Underlying Index is not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors, including Standard & Poor’s Financial Services, LLC and Dow Jones Trademark Holdings LLC (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Underlying Index.  “Calculated by S&P Dow Jones Indices” and the related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by the Adviser and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC; and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

The Fund based on the Underlying Index is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Underlying Index is the licensing of certain trademarks, service marks and trade names of S&P Dow Jones Indices, and the provision of the calculation services related to the Underlying Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund may converted into cash or other redemption mechanics. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within the Underlying Index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION WITH RESPECT THERETO, INCLUDING, ORAL, WRITTEN, OR ELECTRONIC COMMUNICATIONS. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE UNDERLYING INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME, OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.

REASONS FOR THE REORGANIZATION

At a meeting of the MMT Board held on November 9, 2016, the Adviser recommended that the Trustees approve the proposed Plan of Reorganization and recommend its approval by the Acquired Fund’s shareholders.  In considering the proposed Reorganization, the MMT Board requested and received such information as it determined to be necessary for its evaluation of the matter.  The Trustees who are not “interested persons” of the Trust under the 1940 Act (the “Independent Trustees”) were assisted in their consideration of the proposed Reorganization by their independent legal counsel. Prior to the meeting, the Independent Trustees also held a separate telephone call with the lead independent trustee of MPS to discuss the management and operations of MPS.  At the meeting, representatives of the Adviser discussed certain matters with the Trustees and responded to their questions.  The Trustees also reviewed detailed information provided by the Adviser and MPS.  During the meeting, the Adviser’s representatives indicated their belief that the Adviser’s ability to support and enhance the prospects for future success of the Acquired Fund would be served best through MPS.

After careful consideration, the Trustees, including both of the Independent Trustees, determined that the Reorganization would be in the best interests of the Acquired Fund and its shareholders.  The Trustees approved the Plan of Reorganization and recommended that the shareholders of the Acquired Fund vote in favor of the Reorganization by approving the Plan.  In considering the Reorganization, the Trustees discussed the terms of the Reorganization, and considered, among other things, the factors below:

•	That the investment objective, principal investment strategies, risks and investment limitations of the Acquired Fund are identical to those of the Acquiring Fund and that the Adviser will continue to manage the Acquiring Fund.

•	That the current portfolio manager of the Acquired Fund will continue to manage the Acquiring Fund after the Reorganization.

•	That upon consummation of the Reorganization, the Acquired Fund’s shareholders will become shareholders of the Acquiring Fund and will be able to continue to make additional investments in the Acquiring Fund.

•	That the fees and expenses currently borne by the shareholders of the Acquired Fund as a result of their investments in the Acquired Fund are not expected to change as a result of the Reorganization. The MMT Board considered that the Acquired Fund operates and the Acquiring Fund will operate under a unitary fee structure and that the unitary fee of the Acquiring Fund is the same as the unitary fee of the Acquired Fund.

•	That MPS currently includes four series that are advised by Tortoise Capital Advisors, L.L.C. (“TCA”), an affiliate of the Adviser, and that the Adviser and TCA believe consolidating all funds that they manage under the MPS umbrella with the same service providers will provide greater efficiencies in the operations, management and supervision of those funds.

•	That the Acquired Fund will have greater potential economies of scale as a series of MPS, because certain fixed costs, such as legal, accounting and trustee expenses, would be shared over a larger fund complex, which would benefit the Adviser’s continued ability to support the Acquired Fund under a unitary fee structure.

•	That the Reorganization would not occur unless the shareholders of the Acquired Fund approved the Reorganization, and that if it is approved the Acquired Fund shareholders would have the option of either (i) transferring their investment to a similar fund in a transaction that is not expected to result in the recognition of gain or loss for federal income tax purposes by the Acquired Fund or its shareholders, or (ii) redeeming their investment in the Acquired Fund, which might have tax consequences for them.

•	That, if the Reorganization is not approved by shareholders, the Reorganization will not be consummated and the Acquired Fund will continue to operate as it does currently.

•	That the Reorganization will be effected at the net asset value per share of the Acquired Fund. Thus, each shareholder will receive shares of the Acquiring Fund having an aggregate net asset value identical to the aggregate net asset value of the shareholder’s existing shares.

•	That the Acquired Fund and its shareholders are not expected to recognize gain or loss for federal income tax purposes as a result of the Reorganization.

•	That the cost of the Reorganization will not be borne by the Acquired Fund or its shareholders.

•	The qualifications of and services to be provided by the service providers to the Acquiring Fund. The MMT Board noted that the Acquiring Fund will have the same administrator, transfer agent, auditor/independent registered public accounting firm, and fund accountant as the Acquired Fund. The MMT Board further noted that although the Acquiring Fund will have a different distributor (Quasar Distributors, LLC) than the Acquired Fund (Foreside Fund Services, LLC), Quasar Distributors, LLC has substantial experience working with exchange-traded funds and authorized participants, including most of the authorized participants serving the Acquired Fund.

•	That reorganizing the Fund into a series of MPS would allow the Adviser to place more of its focus on managing the Acquired Fund and increasing Fund assets.

After consideration of these and other factors it deemed appropriate, the MMT Board, including the Independent Trustees, unanimously approved the Plan of Reorganization and recommended that shareholders of the Acquired Fund approve the Plan of Reorganization.  In approving the Reorganization, the Trustees determined that the Reorganization would be in the best interests of the Acquired Fund and its shareholders, and that the interests of the Acquired Fund’s existing shareholders would not be diluted as a result of the Reorganization (as the value of shareholders’ investment in the Acquired Fund prior to the Reorganization will be the same as the value of their investment in the Acquiring Fund immediately following the Reorganization).

The MMT Board unanimously recommends that shareholders vote “FOR” approval of the Plan of Reorganization.

SUMMARY OF THE REORGANIZATION PLAN AND AGREEMENT

Below is a summary of the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety. Capitalized terms in the Proxy Statement shall have the meaning ascribed to them in the Plan of Reorganization.

The Plan provides for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund (or cash in exchange for any fractional shares of the Acquired Fund) of equal value to the net assets of the Acquired Fund being acquired, and the Acquiring Fund’s assumption of all of the Acquired Fund’s liabilities if any, as of the closing date of the Reorganization. The aggregate NAV of the Acquiring Fund shares (and cash in lieu of any fractional shares) issued in the exchange will equal the aggregate NAV of the Acquired Fund immediately prior to the Reorganization.  Immediately after the transfer of the Acquired Fund’s assets as provided for in the Plan, the Acquired Fund will distribute the Acquiring Fund shares pro rata to its shareholders (and cash in lieu of any fractional shares held by shareholders) by the MPS transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund (and cash with respect to any fractional shares) to those accounts in complete liquidation of the Acquired Fund.  The outstanding shares of the Acquired Fund held by the shareholders will then be redeemed and canceled. As a result of the Reorganization, each shareholder of the Acquired Fund will receive the number of shares of the Acquiring Fund (and cash with respect to any fractional shares) equal in value to his or her holdings in the Acquired Fund immediately before the Reorganization.  Fractional shares, if any, will not be issued and will instead be delivered in cash.  Shares will be held in book entry form only.

The value of the Acquired Fund’s assets to be acquired and the amount of its liabilities to be assumed by the Acquiring Fund and the NAV of a share of the Acquired Fund will be determined as of the close of regular trading on the NYSE on the business day immediately preceding the closing date of the Reorganization, and will be determined in accordance with the valuation methodologies described in the Acquired Fund Prospectus and SAI, as may be supplemented.  Tortoise Index Solutions, LLC or an affiliate of Tortoise Index Solutions, LLC will bear all of the expenses related to the Reorganization, including expenses related to the Meeting and solicitation of proxies, preparing and filing the proxy statement, preparing and filing the registration statement for the Acquiring Fund, and the cost of copying, printing and mailing proxy materials.

The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Acquired Fund and the receipt of a legal opinion from counsel with respect to certain tax matters (see “Federal Income Tax Consequences,” below).  Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to be on or about [March __], 2017, or another date agreed to by MPS and MMT.  The Plan may be amended or terminated and the Reorganization abandoned at any time by mutual consent of MMT, on behalf of the Acquired Fund, and MPS, on behalf of the Acquiring Fund.

OTHER SERVICE PROVIDERS

Following the Reorganization, the Acquiring Fund will have the same administrator, transfer agent, auditor/independent registered public accounting firm, and fund accountant as the Acquired Fund.  The Acquiring Fund will have a different distributor than the Acquired Fund. Below is information on each of the service providers.  A vote in favor of the Reorganization will, in effect, constitute an approval by shareholders of the new distributor to the Acquiring Fund.

	Acquired Fund	Acquiring Fund
Administrator and Fund Accountant	U.S. Bancorp Fund Services, LLC	Same
Transfer Agent	U.S. Bancorp Fund Services, LLC	Same
Custodian	U.S. Bank National Association	Same
Distributor	Foreside Fund Services, LLC	Quasar Distributors, LLC
Independent Registered Public Accounting Firm	Ernst & Young LLP	Same

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

Upon the completion of the Reorganization, the operations of the Acquiring Fund will be overseen by the MPS Board in a substantially similar manner as the Acquired Fund is overseen by the MMT Board. The business of MPS is managed under the direction of the MPS Board in accordance with its governing documents, which have been filed with the SEC. The MPS Board consists of four (4) individuals, three (3) of whom are not interested persons of MPS as defined in the 1940 Act. The MMT Board consists of three (3) Trustees, two (2) of whom are not interested persons of MMT as defined in the 1940 Act. Both MMT and MPS are Delaware statutory trusts.  Information regarding the MPS directors and officers is included in Exhibit C.

EXPENSES OF THE REORGANIZATION

The Adviser or an affiliate of the Adviser has agreed to bear all expenses associated with the transactions contemplated by the Plan of Reorganization, including expenses associated with the solicitation of proxies.

FEDERAL INCOME TAX CONSEQUENCES

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Acquired Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganization.

The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code.  As a condition to the Reorganization, the Acquired Fund and the Acquiring Fund have requested an opinion of […] substantially to the effect that with respect to the Reorganization, based on certain assumptions, facts, the terms of the Plan and representations set forth in the Plan or otherwise provided by the Acquired Fund and the Acquiring Fund:

1.	the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund, as provided for in the Plan, in exchange for Acquiring Fund shares and cash in lieu of fractional shares, if any, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares and cash in lieu of fractional shares, if any, in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

2.	no gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code or upon the distribution of Acquiring Fund Shares to shareholders of the Acquired Fund in complete liquidation pursuant to Section 361(c)(1) of the Code;

3.	no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for the assumption of all of the liabilities of the Acquired Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code;

4.	the tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

5.	the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code;

6.	no gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of all of their Acquired Fund shares for the Acquiring Fund shares (including fractional shares, if any, to which they may be entitled, except with respect to cash in lieu of fractional shares, if any) pursuant to Section 354(a) of the Code;

7.	the aggregate tax basis of the Acquiring Fund shares received by a shareholder of the Acquired Fund (including fractional shares, if any, to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

8.	the holding period of the Acquiring Fund shares received by a shareholder of the Acquired Fund (including fractional shares, if any, to which they may be entitled) will include the holding period of the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code; and

9.	the Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury (“Treasury Regulations”) the items of the Acquired Fund described in Section 381(c) of the Code subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder; and

10.	the consummation of the Reorganization will not terminate the taxable year of the Acquired Fund for federal income tax purposes. The part of the taxable year of the Acquired Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

No opinion will be expressed as to the effect of the Reorganization on the Acquired Fund, the Acquiring Fund or any shareholder of the Acquired Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

A shareholder of the Acquired Fund that receives cash in lieu of a fractional Acquiring Fund share in connection with the Reorganization will be treated as having received cash in redemption of such fractional Acquiring Fund share. The Acquired Fund shareholder that receives cash in lieu of a fractional Acquiring Fund share will recognize capital gain or loss equal to the difference between the amount of cash deemed received for the fractional Acquiring Fund share and the Acquiring Fund shareholder’s tax basis in Acquired Fund shares allocable to the fractional Acquiring Fund share. The capital gain or loss will be a long-term capital gain or loss if the Acquired Fund shareholder’s holding period for Acquired Fund shares is more than one year as of the date of the Reorganization.

The advice of counsel is not binding on the IRS or the courts and neither the Acquired Fund nor the Acquiring Fund has sought a ruling with respect to the tax treatment of the Reorganizations. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis

The foregoing relates only to the federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any state and local tax consequences.

SUMMARY OF PROPOSAL 2 – APPROVAL OF ADJOURNMENTS OF THE MEETING

The purpose of Proposal 2 is to authorize the holder of proxies solicited under this proxy statement to vote the shares represented by the proxies in favor of the adjournment of the Meeting from time to time in order to allow more time to solicit additional proxies, as necessary, if there are insufficient votes at the time of the Meeting to constitute a quorum or to approve Proposal 1.

One or more adjournments may be made without notice other than an announcement at the Meeting, to the extent permitted by applicable law and the Acquired Fund’s governing documents.  Any adjournment of the Meeting for the purpose of soliciting additional proxies will allow the Acquired Fund’s shareholders who have already sent in their proxies to revoke them at any time before their use at the Meeting, as adjourned.

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

CAPITALIZATION

The following table sets forth the capitalization of the Acquired Fund as of the Record Date.  Pro forma capitalization information is not included for the Reorganization because the shares of the Acquired Fund are being reorganized into the Acquiring Fund, which currently has no assets.  All outstanding shares listed below are entitled to vote at the Meeting.

Total Net Assets	Shares Outstanding	Net Asset Value per Share
$[…]	[…]	$[…]

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including approval of the Reorganization. As of the Record Date, the following shareholders were considered to be either a control person or principal shareholder of the Acquired Fund:

Name and Address	Number of Shares	% Ownership	Type of Ownership	Parent Company	Jurisdiction
[…]	[…]	[…]	[…]	[…]	[…]

SECURITY OWNERSHIP OF MANAGEMENT

As of the Record Date, the Trustees and officers of MMT, as a group, beneficially owned […] of the Acquired Fund.

VOTING SECURITIES AND VOTING INFORMATION

GENERAL INFORMATION

The close of business on December 15, 2016 is the Record Date for determining the shareholders entitled to notice of and to vote at the meeting or any adjournment(s) thereof. As of the Record Date, there were […] shares of the Acquired Fund issued and outstanding. Only shareholders of record on the Record Date are entitled to vote at the meeting.  Each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned.  The presence, in person or by proxy, of the holders of at least 33 1/3% of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote is necessary to constitute a quorum for the Acquired Fund at the Meeting.

VOTING RIGHTS

Proxies are being solicited from the shareholders of the Acquired Fund by the MMT Board for the Meeting to be held on Tuesday, March 14, 2017, at 10:00 a.m. Central time at the principal executive offices of USBFS located at 615 East Michigan Street, Milwaukee, Wisconsin 53202, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held.

HOW TO VOTE

You can vote your shares by mail, by the internet and by automated touchtone as set forth below:
•	Mail: To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.
•	Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.
•	Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.
•	In Person: You may vote your shares in person by attending the Meeting on Tuesday, March 14, 2017.

VOTE REQUIRED TO PASS THE PROPOSALS

Approval of Proposal 1 will require the affirmative vote of the lesser of: (a) 67% of the Acquired Fund’s shares present at the Meeting, if the holders of more than 50% of the Acquired Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Acquired Fund’s outstanding shares. Approval of Proposal 2 requires the vote of a majority of the votes cast, either in person or by proxy, at the Meeting to approve any adjournment(s) of the Meeting, even if the number of votes cast is fewer than the number required for a quorum.

If (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of proposal 1 have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting with respect to the Acquired Fund, without further notice to the shareholders of the Acquired Fund, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the best interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR proposal 2, as well as proxies for which no vote has been directed, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST proposal 2 against such adjournment.

All proxies, including abstentions and broker non-votes (shares held by brokers or nominees which the underlying holder has not voted and for which the broker does not have discretionary authority to vote), will be counted toward establishing a quorum.  In addition, under the rules of the NYSE, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may “affect substantially” a shareholder’s rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power.  As a result, these shares also will be treated as broker non-votes for purposes of proposals that may “affect substantially” a shareholder’s rights or privileges (but will not be treated as broker non-votes for other proposals).

Abstentions and broker non-votes will be treated as shares voted against a proposal.  Treating broker non-votes as votes against the proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If a shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The MMT Board is not aware of any other matters to come before the Meeting.

PROXIES

All proxies solicited by the Board that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use the Acquired Fund receives written notification to the contrary from any one of such persons.  Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted FOR the matters specified on the proxy.  All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes.

REVOCATION OF PROXIES

If you return a properly executed proxy card, but later wish to revoke it, you may do so at any time before it is voted by doing any of the following:

▪	delivering written notice of the proxy’s revocation to the President of MMT at the above address prior to the Meeting;

▪	submitting a properly executed proxy bearing a later date, but dated prior to the Meeting;

▪	submitting a subsequent telephone vote; or

▪	attending and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

SOLICITATION OF PROXIES

We are soliciting these proxies by U.S. mail, and may also solicit them in person, by telephone, by facsimile, or by any other electronic means. AST Fund Solutions (“AST”) has been engaged by the Adviser to complete the proxy solicitation and any costs associated with AST’s services will be borne by the Adviser or an affiliate of the Adviser. AST is expected to receive approximately […] from the Adviser or an affiliate of the Adviser for the solicitation of proxies.  The Adviser or an affiliate of the Adviser is paying for the costs of this proposed Reorganization, and is paying for the expense of preparing, printing, and mailing of this Proxy Statement, the enclosed proxy card, and other expenses relating to the Meeting. Employees of the Adviser and U.S. Bancorp Fund Services, Inc. may make solicitations to obtain the necessary shareholder representation at the Meeting, but will receive no additional compensation for doing so. We, or our appointed agent, will count proxies that are properly authorized by telephone or electronically-transmitted instruments, to the extent that we are able to verify your identity when you authorize your proxy in that manner.

HOUSEHOLDING

In an effort to decrease costs, the Acquired Fund intends to reduce the number of duplicate Proxy Statements you receive by sending only one copy to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household, unless the Acquired Fund has received contrary instructions from one or more of the shareholders at the shared address. However, each shareholder will receive separate proxy cards. Please write to the Acquired Fund (Tortoise North American Pipeline Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701) to request (1) a separate copy of this Proxy Statement or (2) delivery of a single copy of annual reports or proxy statements if you are currently receiving multiple copies at a shared address, which will be delivered to you promptly upon any such request.

OTHER BUSINESS

The MMT Board knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Acquired Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Acquired Fund and its shareholders.

MMT and MPS do not hold annual meetings of shareholders. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting should send their written submissions to the principal executive offices of MPS, Inc. at 615 East Michigan Street, Milwaukee, WI 53202. Shareholder proposals must meet certain requirements, including being received within a reasonable time before the solicitation is made, and there is no guarantee that any proposal will be presented at a shareholders’ meeting.

This Proxy Statement omits certain information contained in the registration statements for each of the Acquired Fund and the Acquiring Fund. Reference is hereby made to each registration statement and to the exhibits and amendments thereto for further information with respect to the Acquired Fund and the Acquiring Fund and the shares offered. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each of the Acquired Fund and the Acquiring Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

EXHIBITS:

Exhibit A – Agreement and Plan of Reorganization

Exhibit B – New Investment Advisory Agreement

Exhibit C – Information Regarding MPS Directors and Officers

EXHIBIT A

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this ___ day of __________, 2017 by and among (i) Montage Managers Trust (“MMT”), on behalf of its series the Tortoise North American Pipeline Fund (the “Acquired Fund”), (ii) Managed Portfolio Series  (“MPS”), on behalf of its series the Tortoise North American Pipeline Fund (the “Acquiring Fund”), and (iii) solely for the purposes of Section 9.1 of this Agreement, Tortoise Index Solutions, LLC.

WHEREAS, the parties hereto intend for the Acquiring Fund and the Acquired Fund to enter into a transaction pursuant to which: (i) the Acquired Fund will transfer its assets to the Acquiring Fund in exchange for (a) the Acquiring Fund’s assumption of the Acquired Fund’s liabilities, (b) the corresponding shares of the Acquiring Fund of equal value (taking into account cash in lieu of fractional shares, if any) to the net assets of the Acquired Fund being acquired and (c) cash in lieu of fractional shares, if any, and (ii) the Acquired Fund will distribute the shares of the Acquiring Fund and cash in lieu of fractional shares, if any, to Shareholders of the Acquired Fund, in connection with the liquidation and termination of the Acquired Fund, all upon the terms and conditions hereinafter set forth in this Agreement (such transaction, a “Reorganization”);

WHEREAS, the Acquired Fund and the Acquiring Fund are open-end, registered investment companies of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization with respect to the Reorganization within the meaning of Section 368(a)(1)(F) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE REORGANIZATION

1.1. Plan of Transaction

(a) Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired Fund’s assets as set forth in Section 1.1(b), and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of Acquiring Fund shares (“Acquiring Fund Shares”) determined by dividing the value of the Acquired Fund’s assets net of any liabilities, computed in the manner and as of the time and date set forth in Section 2.1(a), by the net asset value of one share of the Acquiring Fund, computed in the manner and as of the time and date set forth in Section 2.1(a) except that cash shall be delivered in lieu of fractional shares, if any; and (ii) to assume all of the liabilities of the Acquired Fund (whether or not reflected in the Closing Statement of Assets and Liabilities defined in Section 1.1(b)). Acquiring Fund Shares shall be delivered to the Acquired Fund in a Creation Unit aggregation only, meaning, for purposes of the Reorganization only, a specified block of 50,000 Acquiring Fund Shares (a “Creation Unit Aggregation”).

The Acquired Fund will distribute the Acquiring Fund Shares and cash in lieu of fractional shares, if any, received by the Acquired Fund pro rata to the Acquired Fund’s shareholders of record determined as of the Valuation Date (as defined in Section 2.1(a)) (the “Acquired Fund Shareholders”). All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission, transaction fee or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

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(b) The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests, claims and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing (the “Closing Statement of Assets and Liabilities”) in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities, if any.

(c) [Reserved.]

(d) Immediately after the transfer of Assets provided for in Section 1.1(a), the Acquired Fund will distribute to the Acquired Fund Shareholders determined as of the Valuation Date (as defined in Section 2.1), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1(a) and will completely liquidate, dissolve and terminate. The distribution, liquidation, dissolution and termination referenced in this Section 1.1(d) will be accomplished with respect to the shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”) by the transfer of the Acquiring Fund Shares received by the Acquired Fund then credited to the account of the Acquired Fund on the books of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct.

(e) Notwithstanding anything to the contrary herein, fractional Acquiring Fund Shares will not be issued to the Acquired Fund Shareholders. If the calculation of the pro rata distribution amount of Acquiring Fund Shares to any Acquired Fund Shareholder results in fractional shares, such Acquired Fund Shareholder will receive an amount in cash equal to the net asset value of the fractional Acquiring Fund Shares at the Closing. All issued and outstanding Acquired Fund Shares, and certificates representing such shares, if any, will simultaneously be cancelled on the books of the Acquired Fund. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

2.	VALUATION

2.1. With respect to the Reorganization:

(a) The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on the New York Stock Exchange (the “NYSE”) on the business day immediately preceding the Closing Date, as defined in Section 3.1 (the “Valuation Date”), using the valuation procedures approved by the Board of Trustees of MMT.

(b) The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date using the valuation procedures referred to in Section 2.1(a).

(c) All computations of value hereunder shall be made by or under the direction of the Acquiring Fund’s pricing agent.

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3.	CLOSING AND CLOSING DATE

3.1. The Closing of the transactions contemplated by this Agreement shall be on _____________, 2017, or such other date as the parties may agree in writing (the “Closing Date”).  All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately prior to the opening of regular trading on the New York Stock Exchange, on the Closing Date, unless otherwise agreed to by the parties.

3.2. With respect to the Reorganization:

(a) The Acquired Fund shall cause U.S. Bank National Association, the custodian for the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that (a) the Assets shall have been delivered in proper form to the custodian for the Acquiring Fund, immediately prior to the Closing Date and (b) all necessary Taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof.  The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the Investment Company Act of 1940 (“1940 Act”), shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Acquiring Fund.  The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.  If the Acquired Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Acquired Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Acquired Fund has, by or on the Closing Date, delivered to the Acquiring Fund or the Acquiring Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or the Acquiring Custodian, such as brokers’ confirmation slips.

(b) The Acquired Fund shall cause U.S. Bancorp Fund Services, LLC, the transfer agent for the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by the Acquired Fund Shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.  At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certifications, if any, receipts or other documents as such other party or its counsel may reasonable request to effect the transaction contemplated by the Agreement. The cash to be transferred by the Acquiring Fund shall be delivered by wire transfer of federal funds on the Closing Date.

(c) In the event that immediately prior to the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board members of either party to this Agreement, accurate appraisal of the value of the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

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4.	REPRESENTATIONS AND WARRANTIES

4.1. MMT, on behalf of itself or, where applicable, the Acquired Fund, represents and warrants to MPS and the Acquiring Fund as follows:

(a) MMT is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under the Agreement and Declaration of Trust of MMT to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of the Shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of MMT duly designated in accordance with the applicable provisions of MMT’s Agreement and Declaration of Trust.  MMT and the Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on MMT or the Acquired Fund.  The Acquired Fund has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b) MMT is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Acquired Fund under the Securities Act of 1933 (“1933 Act”), are in full force and effect;

(c) No consent, approval, authorization, or order of any court, Governmental Authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Acquired Fund and MMT of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934 (“1934 Act”), the 1940 Act and state securities laws;

(d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result (i) in violation of Delaware law or of MMT’s Agreement and Declaration of Trust or by-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, exemptive order, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times between the commencement of operations of the Acquired Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

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(f) The Acquired Fund is in compliance in all material respects with the investment policies and restrictions set forth in the Acquired Fund’s prospectus and statement of additional information;

(g) Except as otherwise disclosed to and accepted by or on behalf of the Acquiring Fund, the Acquired Fund will on the Closing Date have good title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Assets, the Acquiring Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Acquiring Fund will acquire Assets that are segregated as collateral for the Acquired Fund’s derivative positions, including without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;

(h) The financial statements of the Acquired Fund for the Acquired Fund’s most recently completed fiscal year, if any, have been audited by the independent registered public accounting firm identified in the Acquired Fund’s prospectus or statement of additional information included in the Acquired Fund’s registration statement on Form N-1A (the “Prospectus” and “Statement of Additional Information”). Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Acquired Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(i) Since the last day of the Acquired Fund’s most recently completed fiscal year, if any, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

(j)

(i)  For each taxable year of its operation, if any, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code.  The Acquired Fund currently qualifies, and through the Closing Date shall continue to qualify, as a regulated investment company under the Code.

(ii)  All Federal, state, local, foreign income Tax Returns and other material Tax Returns (including, for the avoidance of doubt, dividend reporting forms, and other Tax-related reports) of the Acquired Fund required by law to have been filed on or before the Closing Date have been (or will be) duly and timely filed (including any extensions) and are or will be correct in all material respects, and all Federal, state, local, foreign and other Taxes of the Acquired Fund (whether or not shown as due or required to be shown as due on said Tax Returns ) for tax periods ending on or before the Closing Date have been (or will be) duly and timely paid or provision has been (or will be) made for the payment thereof.

(iii)  There are no audits, examinations, investigations or other proceedings pending or threatened by any Taxing Authority in writing with respect to the Acquired Fund, and no waivers or extensions of any statute of limitations that remain open with respect to Taxes have been granted or requested in writing or, to the best knowledge of the Acquired Fund, in any other manner with respect to the Acquired Fund.

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(iv)  No Taxing Authority with which the Acquired Fund does not file Tax Returns has claimed in writing or, to the best knowledge of the Acquired Fund, in any other manner that such Acquired Fund is or may be subject to taxation by that Taxing Authority, and no Taxing Authority with which the Acquired Fund does not file a particular Tax Return has claimed in writing or, to the best knowledge of the Acquired Fund, in any other manner that the Acquired Fund is or may be required to file such Tax Return. No issue has been raised by any Tax Authority in any prior examination of the Acquired Fund which, by application of the same or similar principles, could reasonably be expected to result in a material proposed deficiency for any subsequent taxable period. The Acquired Fund has delivered a disclosure schedule to the Acquiring Fund listing (A) all jurisdictions in which the Acquired Fund pays Taxes and/or files Tax Returns and (B) all Federal, state and franchise Tax Returns filed by, or on behalf of, the Acquired Fund, and each such disclosure schedule is accurate and complete;

 (k) As used in this Agreement:

“Governmental Authority” means any nation, state, territory, province, county, city or other unit or subdivision thereof or any entity, authority, agency, department, board, commission, instrumentality, court or other judicial body authorized on behalf of any of the foregoing to exercise legislative, judicial, regulatory or administrative functions of or pertaining to government, and any governmental or non-governmental self-regulatory organization.

“Tax” or “Taxes” means (i) any and all federal, state, local, foreign and other taxes, assessments, levies, duties, fees and other governmental or similar charges, including income, profits, gross receipts, net proceeds, alternative or add-on minimum, ad valorem, value added, turnover, sales, use, property, unclaimed property, personal property (tangible and intangible), environmental, stamp, leasing, lease, user, excise, duty, franchise, capital, capital stock, transfer, registration, license, withholding, social security (or similar), unemployment, disability, payroll, employment, fuel, excess profits, occupational, premium, windfall profit, severance, estimated, or other governmental charge of any kind whatsoever and (ii) any liability related to an item described in clause (i) of this definition and arising (a) from being or having been a member of an affiliated, consolidated, combined, unitary group or similar group for federal, state, local or foreign tax purposes or (b) as a result of being a successor to another person or transferee thereof, or pursuant to contract (other than pursuant to a contract the principal purpose of which is not allocation of an item described in clause (i) of this definition), in all cases together with any interest, penalties, additions to tax or additional amounts imposed in connection with any of the foregoing.

“Taxing Authority” means, with respect to any Tax, the Governmental Authority that imposes such Tax and the agency (if any) charged with the collection of such Tax for such Governmental Authority.

“Tax Return” means any return, declaration, report, claim for refund, information return or any similar filing or statement filed with any Taxing Authority (domestic, foreign or otherwise) that is related to Taxes, including any form, schedule or attachment thereto and any amendment or supplement thereof;

(l) All issued and outstanding shares of the Acquired Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by MMT and, in every state where offered or sold, such offers and sales have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and local regulatory authorities and will be held at the time of closing by the persons and in the amounts set forth in the records of the transfer agent of the Acquired Fund;

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(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of MMT, on behalf of the Acquired Fund, and subject to the approval of the Acquired Fund Shareholders and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The books and records of the Acquired Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Acquired Fund;

(o) The Acquired Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(p) The Acquired Fund has no unamortized or unpaid organizational fees or expenses;

(q) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(r) The Proxy Statement referred to in Section 5.1(c), only insofar as it relates to MMT and the Acquired Fund, will, on the effective date of the Proxy Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with the information that was furnished by MPS on behalf of the Acquiring Fund for use therein; and

(s) There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Acquired Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon any of the Acquired Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

4.2. MPS, on behalf of itself or, where applicable, the Acquiring Fund represents and warrants to MMT and its Acquired Fund as follows:

(a) MPS is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under MPS’s Agreement and Declaration of Trust to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of MPS duly designated in accordance with the applicable provisions of MPS’s Agreement and Declaration of Trust. MPS and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on MPS or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of it properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

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(b) MPS is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;

(c) No consent, approval, authorization, or order of any court, Governmental Authority or FINRA is required for the consummation by the Acquiring Fund and MPS of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date) under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

(d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result (i) in violation of Delaware law or of MPS’s Agreement and Declaration of Trust or by-laws, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, exemptive order, instrument, contract, lease or other undertaking to which the Acquiring Fund is party to or by which it is bound, and the execution, delivery and performance of the Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e) The Acquiring Fund is, and will be at the time of Closing, a new series of MPS, without assets (other than nominal seed capital held to facilitate its organization or maintain its legal existence) or liabilities, formed for the purpose of receiving the assets and assuming the liabilities of the Acquired Fund in connection with the Reorganization and, accordingly, the Acquiring Fund will not have commenced operations, prepared books of account and related records or financial statements or issued any shares except those issued in a private placement to the initial shareholder of the Acquiring Fund to secure any required initial shareholder approvals;

(f) By the Closing, MPS’s board of trustees and officers shall have taken all actions as are necessary under the 1933 Act, 1934 Act, 1940 Act and any applicable state securities laws for the Acquiring Fund to commence operations as a registered open-end management investment company, including, without limitation, approving and authorizing the execution of investment advisory contracts in the manner required by the 1940 Act and approving and authorizing the execution of such other contracts as are necessary for the operation of the Acquiring Fund;

(g) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of MPS, on behalf of the Acquiring Fund, and subject to the approval of the Acquired Fund Shareholders and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

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(h) The shares of the Acquiring Fund to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and, upon receipt of the Acquired Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by MPS;

(i) The Acquiring Fund intends to qualify as, and will elect to be treated as, a regulated investment company under Subchapter M of the Code;

(j) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;

(k) The Acquiring Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(l) The Acquiring Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed;

(m) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other documents filed or to be filed with any federal, state, or local regulatory authority (including any national securities exchange or FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n) At the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(o) The Proxy Statement referred to in Section 5.1(c), only insofar as it relates to MPS and the Acquiring Fund, will, on the effective date of the Proxy Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representation and warranties in this Section shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein; and

(p) There is no action, suit, proceeding, claim, arbitration, matter or investigation pending or threatened against or affecting the Acquiring Fund at law, in equity or otherwise, in, before or by any court, Governmental Authority, or arbitrator, and there is no unsatisfied judgment, injunction, decree or regulatory restriction imposed specifically upon any of the Acquiring Fund or any of its properties, assets, trustees, officers, employees or agents that could reasonably be expected to materially and adversely affect its business or its ability to consummate the Reorganization.

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5. COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

5.1. With respect to the Reorganization:

(a) The Acquiring Fund and the Acquired Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Acquired Fund, as appropriate, in the ordinary course in all material respects.

(b) MMT will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

(c) In connection with the meeting of the Acquired Fund Shareholders referred to in Section 5.1(b) above, the Acquired Fund will provide the Acquiring Fund with information regarding the Acquired Fund, and the Acquiring Fund will provide the Acquired Fund with information regarding the Acquiring Fund, reasonably necessary for the preparation of a Proxy Statement on Schedule 14A (the “Proxy Statement”), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.  MMT will file the Proxy Statement with the Commission.

(d) The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

(e) The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

(f) If requested by the Acquiring Fund, MMT, on behalf of the Acquired Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Acquired Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the Shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each Shareholder of record, the number of shares of beneficial interest held by each Shareholder, the dividend reinvestment elections applicable to each Shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each Shareholder, for all of the Shareholders of record of the Acquired Fund as of the close of business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Acquired Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) copies of the tax books and records of the Acquired Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Acquired Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.

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(g) Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(h) As soon as is reasonably practicable after the Closing, the Acquired Fund will make one or more liquidating distributions to its Shareholders consisting of the Acquiring Fund Shares received at the Closing, as set forth in Section 1.1(d) hereof.

(i) If requested by the Acquiring Fund, MMT, on behalf of the Acquired Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Acquired Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this subsection shall be provided within such timeframes as is mutually agreed by the parties.

(j) It is the intention of the parties that the Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the parties to the Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code.

(k) Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local Tax Authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund, except as otherwise is mutually agreed by the parties.

(l) If requested by the Acquiring Fund, MMT, on behalf of the Acquired Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Acquired Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Acquired Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign Tax Authority and (b) legal opinions.

5.2.  MPS, on behalf of the Acquiring Fund, agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund’s current and former Trustees and officers, acting in their capacities as such solely with regard to the Acquired Fund, under MMT’s Agreement and Declaration of Trust and By-Laws as in effect as of the date of this Agreement shall survive the Reorganization as obligations of the Acquiring Fund and shall continue in full force and effect, without any amendment thereto, and shall constitute rights that may be asserted against the Acquiring Fund, its successors or assigns.  The obligation under this Section 5.2 of the Acquiring Fund shall be the obligation of the Acquiring Fund only and shall not be an obligation of any other existing or future series of MPS.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

6.1. With respect to the Reorganization, the obligations of MMT, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Acquired Fund’s election, to the performance by the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following conditions:

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(a) All representations and warranties of the Acquiring Fund and MPS contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) MPS shall have delivered to MMT on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to MMT and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) MPS and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MPS and the Acquiring Fund, on or before the Closing Date;

(d) A prospectus of the Acquiring Fund relating to the continuous offering of Acquiring Fund Shares in Creation Units shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Acquiring Fund, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. Following the Reorganization, a “Creation Unit” shall consist of 50,000 Acquiring Fund Shares; and

(e) The Acquired Fund shall have received on the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP (“Stradley”), counsel to MPS, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(i)   the Agreement has been duly authorized, executed and delivered by MPS, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of the Agreement by MMT, on behalf of the Acquired Fund, is a valid and binding obligation of MPS, on behalf of the Acquiring Fund, enforceable against MPS and the Acquiring Fund in accordance with its terms; and

(ii)   to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Trust or the Acquiring Fund of the transactions contemplated by the Agreement, except such as may be required under the Securities Act, the Exchange Act, the Investment Company Act, and the rules and regulations under those Acts (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining thereon).

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

7.1. With respect to the Reorganization, the obligations of MPS, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Acquiring Fund’s election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of MMT and the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

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(b) The Acquired Fund shall have delivered to the Acquiring Fund a Closing Statement of Assets and Liabilities, certified by the Treasurer of the Acquired Fund;

(c) MMT shall have delivered to MPS on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to MPS and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(d) If requested by Acquiring Fund, MMT, on behalf of the Acquired Fund, shall have delivered to MPS (i) a statement of the Acquired Fund’s Assets, together with a list of portfolio securities of the Acquired Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of MMT, (ii) the Acquired Fund Shareholder Documentation, (iii) the FIN 48 Workpapers, (iv) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Acquired Fund, and/or (v) a statement of earnings and profits as provided in Section 5.1(i);

(e) U.S. Bank National Association, the Acquired Fund’s custodian shall have delivered the certificate contemplated by Sections 3.2(a) of this Agreement, duly executed by an authorized officer of U.S. Bank National Association;

(f) U.S. Bancorp Fund Services, LLC, the Acquired Fund’s transfer agent shall have delivered the certificates contemplated by Sections 3.2(b) of this Agreement, duly executed by an authorized officer of U.S. Bancorp Fund Services, LLC;

(g) MMT and the Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by MMT and the Acquired Fund, on or before the Closing Date; and

(h) The Acquiring Fund shall have received on the Closing Date an opinion of Morgan, Lewis & Bockius LLP, counsel to MMT, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(i)  the Agreement has been duly authorized, executed and delivered by MMT, on behalf of the Acquired Fund, and, assuming due authorization, execution and delivery of the Agreement by MPS, on behalf of the Acquiring Fund, is a valid and binding obligation of MMT, on behalf of the Acquired Fund, enforceable against MMT and the Acquired Fund in accordance with its terms; and

(ii)  to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by MMT or the Acquired Fund of the transactions contemplated by the Agreement, except such as may be required under the Securities Act, the Exchange Act, the Investment Company Act, and the rules and regulations under those Acts  (it being understood that counsel has made no independent investigation or analysis with respect to state securities laws and is not opining thereon).

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8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

With respect to the Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, MPS or MMT, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. The Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of MMT’s Agreement and Declaration of Trust, Delaware law, and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund may waive the condition set forth in this Section 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending or, to MMT’s or MPS’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

8.4. MMT and MPS shall have received a favorable opinion of Stradley addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that with respect to the Acquired Fund and the Acquiring Fund for federal income tax purposes:

(i) the acquisition by the Acquiring Fund of all of the assets of the Acquired Fund, as provided for in the Plan, in exchange for Acquiring Fund shares and cash in lieu of fractional shares, if any, and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares and cash in lieu of fractional shares, if any, in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Acquired Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(ii) no gain or loss will be recognized by the Acquired Fund upon the transfer of all of its assets to, and assumption of all of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code or upon the distribution of Acquiring Fund shares to shareholders of the Acquired Fund in complete liquidation pursuant to Section 361(c)(1) of the Code;

(iii) no gain or loss will be recognized by the Acquiring Fund upon the receipt by it of all of the assets of the Acquired Fund in exchange solely for the assumption of all of the liabilities of the Acquired Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code;

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(iv) the tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

(v) the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code;

(vi) no gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of all of their Acquired Fund shares for the Acquiring Fund shares (including fractional shares, if any, to which they may be entitled, except with respect to cash in lieu of fractional shares, if any) pursuant to Section 354(a) of the Code;

(vii) the aggregate tax basis of the Acquiring Fund shares received by a shareholder of the Acquired Fund (including fractional shares, if any, to which they may be entitled) will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code;

(viii) the holding period of the Acquiring Fund shares received by a shareholder of the Acquired Fund (including fractional shares, if any, to which they may be entitled) will include the holding period of the Acquired Fund shares exchanged therefor, provided that the shareholder held the Acquired Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code;

(ix) the Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury (“Treasury Regulations”) the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381,382, 383 and 384 of the Code and the Treasury Regulations thereunder; and

(x) the consummation of the Reorganization will not terminate the taxable year of the Acquired Fund for federal income tax purposes.  The part of the taxable year of the Acquired Fund before the Reorganization and part of the taxable year of the Acquiring Fund after the Reorganization will constitute a single taxable year of the Acquiring Fund.

No opinion will be expressed as to the effect of the Reorganization on the Acquired Fund, the Acquiring Fund or any shareholder of the Acquired Fund with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as Stradley may reasonably request, and the Acquired Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations.  Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed therein.  Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.4.

9.	FEES AND EXPENSES; INDEMNIFICATION

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9.1. Tortoise Index Solutions, LLC or an affiliate of Tortoise Index Solutions, LLC will bear the expenses relating to the Reorganization, whether or not the Reorganization is consummated.  The costs of the Reorganization shall include, but shall not be limited to, costs associated with organizing the Acquiring Fund, preparation, printing and distribution of the Proxy Statement for the Reorganization, legal fees, accounting fees, and expenses of soliciting Acquired Fund Shareholders and holding meetings of the Acquired Fund Shareholders (and adjournments thereof).  For the avoidance of doubt, neither the Acquiring Fund nor the Acquired Fund will bear the expenses relating to the Reorganization.

9.2. MPS, out of the Acquiring Fund’s assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless MMT and the members of MMT’s Board of Trustees and MMT’s officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which MMT and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by MPS, on behalf of the Acquiring Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) insofar as they relate to the Reorganization, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by MPS or the members of MPS’s Board of Trustees or its officers prior to the Closing Date, provided that such indemnification by MPS is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.3. MMT, out of the Acquired Fund’s assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies), agrees to indemnify and hold harmless MPS and the members of MPS’s Board of Trustees and its officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which MPS and those board members and officers may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by MMT, on behalf of the Acquired Fund, of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) insofar as they relate to the Reorganization, any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by MMT or the members of MMT’s Board of Trustees or its officers prior to the Closing Date, provided that such indemnification by MMT is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

10.1. Each party agrees that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.  The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing. For the avoidance of doubt, the provisions in Section 9 of this Agreement shall survive the Closing.

11.	TERMINATION

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This Agreement may be terminated and the transactions contemplated hereby may be abandoned by mutual agreement of the parties.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

13. HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

13.1. The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

13.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.4. This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

13.5. It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, Shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the Acquired Fund or the Acquiring Fund as provided in MMT’s Agreement and Declaration of Trust or MPS’s Agreement and Declaration of Trust, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Acquiring Fund and Acquired Fund.

Montage Managers Trust,
on behalf of its series the Tortoise North American Pipeline Fund

By:

Name:
Title:

Managed Portfolio Series,
on behalf of its series the Tortoise North American Pipeline Fund

By:

Name:
Title:

Tortoise Index Solutions, LLC,
solely for the purposes of Section 9.1 of this Agreement

By:

Name:
Title:

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EXHIBIT B

MANAGED PORTFOLIO SERIES

INVESTMENT ADVISORY AGREEMENT

This AGREEMENT is made as of the ___ day of _________ 2017, by and between Managed Portfolio Series, a Delaware statutory trust (the “Trust”) and Tortoise Index Solutions, LLC a Delaware limited liability company (the “Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and engages in the business of providing investment management services; and

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) and consists of several separate series of shares, each having separate assets and liabilities, its own investment objectives and policies, and which is authorized to create additional series in the future; and

WHEREAS, the Trust desires to retain the Adviser to provide investment advisory services to those Trust series listed in Schedule A (each a “Fund”) on or after the date of this Agreement and the Adviser is willing to render such services, subject to supervision and direction of the Trust’s Board of Trustees (the “Board”) and the terms and conditions set forth in this Agreement;

NOW, THEREFORE, the parties hereby agree as follows:

1.	APPOINTMENT OF ADVISER

The Trust hereby appoints, and the Adviser hereby accepts the appointment, to act as investment adviser to each Fund, subject to the supervision and direction of the Board, on the terms herein set forth and for the compensation herein provided.  In connection with this appointment:

(a) Delivery of Trust Documentation.  The Trust shall deliver to the Adviser copies of: (i) the Trust’s Agreement and Declaration of Trust and Bylaws, as may be amended from time to time (collectively, “Organic Documents”); (ii) each Fund’s prospectus and statement of additional information as may be amended from time to time (collectively, as currently in effect (“Prospectuses”)); and (iii) all Trust policies and procedures relevant to a Fund as may be amended from time to time (collectively, “Trust Procedures”).  The Trust shall cause all service providers to the Trust to furnish information to the Adviser and to assist the Adviser as may be reasonably required and shall ensure that the Adviser has reasonable access to all relevant records and documents maintained by the Trust or any service provider to the Trust.

(b) Independent Contractor.  The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or be deemed an agent of a Fund.

(c) The Adviser’s Representations.  The Adviser represents, warrants and agrees that:

(i) It has all requisite power and authority to enter into and perform its obligations under this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement;

(ii) It is registered as an investment adviser under the Advisers Act and will continue to be so registered during the term of this Agreement;

(iii) It has adopted and implemented a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act (the “Code of Ethics”) and, if it has not already done so, will provide the Trust with a copy of such Code of Ethics and any amendments thereto;

(iv) It has adopted and implemented written policies and procedures, as required by Rule 206(4)-7 under the Advisers Act, which are reasonably designed to prevent violations of federal securities laws by the Adviser, its employees, officers, and agents (“Compliance Procedures”) and, if it has not already done so, will provide the Trust with a copy of the Compliance Procedures and any amendments thereto;

(v) It has delivered to the Trust copies of its Form ADV as most recently filed with the SEC and will provide the Trust with a copy of any future filings of Form ADV or any amendments thereto;

(vi) It is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement and will promptly notify the Trust of the occurrence of any event that would disqualify the Adviser from serving as an investment adviser to a Fund pursuant to Section 9(a) of the 1940 Act or other applicable law, rule or regulation;

(vii) It has met, and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any self-regulatory agency, necessary to be met by the Adviser in order to perform its services contemplated by this Agreement; and

(viii) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Adviser, enforceable against the Adviser in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting  the rights and remedies of creditors and secured parties.

(d) The Trust’s Representations.  The Trust represents, warrants and agrees that:

(i) This Agreement has been duly authorized by appropriate action of the Trust and its shareholders to the extent required under the 1940 Act;

(ii) It has received a copy of Part 2A of the Adviser’s Form ADV as is currently in effect as of the date of this Agreement; and

(iii) This Agreement, when executed and delivered, will constitute a legal, valid and binding obligation of the Trust, enforceable against the Trust in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting  the rights and remedies of creditors and secured parties

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(e) Plenary authority of the Board of Trustees.  The Adviser acknowledges that each Fund is a mutual fund that operates as a series of the Trust under the supervision and direction of the Board.

2.	PROVISION OF INVESTMENT ADVISORY SERVICES

Subject to the delegation of any of the following duties to one or more persons permitted by Section 19 of this Agreement, the Adviser shall render the following services to the Trust:

(a) The Adviser shall assume all investment duties and have full discretionary power and authority with respect to investment of the assets of each Fund.  Without limiting the generality of the foregoing, the Adviser shall, with respect to the assets of each Fund:  (i) obtain and evaluate such information and advice relating to the economy, securities markets and securities as it deems necessary or useful to discharge its duties hereunder; (ii) continuously invest the assets in a manner consistent with the Organic Documents, Prospectuses, other written guidelines or restrictions, as may be amended from time to time, agreed upon in writing by the Trust and the Adviser which guidelines and restrictions shall not be inconsistent with the Prospectuses (“Written Guidelines”), and the Trust Procedures, as may be provided to the Adviser consistent with Section 1(a)(i) of this Agreement; (iii) determine the securities to be purchased, sold or otherwise disposed of and the timing of  such purchases, sales and dispositions; (iv) vote all proxies for securities  and exercise all other voting rights with respect to such securities in accordance with the Adviser’s written proxy voting policies and procedures; (v) maintain the books and records required to be maintained by the Fund under the 1940 Act with respect to portfolio transactions affected pursuant to this Agreement; (vi) promptly issue settlement instructions to custodians designated by the Trust; (vii) evaluate the credit worthiness of securities dealers, banks and other entities with which the Fund may engage in repurchase agreements and monitor the status of such agreements; and (viii) take such further action, including the placing of purchase and sale orders and the selection of broker-dealers to execute such orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate, in its sole discretion, to carry out its duties under this Agreement.

(b) The Adviser shall also furnish to or place at the disposal of the Trust such information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties, as the Trust may, from time to time, reasonably request.

(c) The Adviser agrees, that in performing its duties hereunder, it will comply, in all material respects, with (i) the 1940 Act, the Advisers Act and all rules and regulations promulgated thereunder; (ii) all other federal and state laws and regulations applicable to the Adviser; (iii) applicable provisions of the Internal Revenue Code of 1986, as amended; and (iv) the provisions of the Organic Documents.

(d) The Adviser shall keep accurate and detailed records concerning its services under this Agreement and all such records shall be open to inspection at all reasonable times by the Trust and any appropriate regulatory authorities.  The Adviser shall provide to the Trust copies of any and all documentation relating to each Fund’s transactions upon reasonable request.  The Adviser agrees that all records which it maintains for each Fund are the property of the Fund and it further agrees to surrender promptly to the Fund copies of any such records upon the Fund’s request, provided that the Adviser shall be entitled to keep copies of any such records.

(e) At the request of the Trust from time to time, the Adviser shall provide pricing and valuation information with respect to particular securities it has purchased for each Fund if the Trust has determined that such pricing and valuation information is not otherwise reasonably available to it through standard pricing services.  In the event that the Adviser believes a valuation provided by a pricing service for a security it has purchased for a Fund is materially inaccurate, the Adviser agrees to promptly notify the Trust.

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(f) From time to time at the request of the Trust, the Adviser will (i) meet, either in person or via teleconference, with such other persons as the Trust may designate, including the Board, on reasonable notice and at reasonable times and locations, to discuss general economic conditions, performance, investment strategy and other matters relating to each Fund; and/or (ii) provide written materials to the Trust, including the Board, on reasonable notice, discussing general economic conditions, performance, investment strategy and other matters relating to each Fund.

(g) The Adviser shall be responsible for filing any required reports on its behalf with the SEC pursuant to Section 13(f) of the Securities Exchange Act of 1934 (the “1934 Act”) and the rules and regulations thereunder.

(h) To the extent reasonably requested by the Trust, the Adviser will use its best efforts to assist the Trust in connection with the Trust’s compliance with the Federal securities laws, as such term is defined in Rule 38a-1 under the 1940 Act, (“Federal Securities Laws”), including, without limitation, providing the Chief Compliance Officer of the Trust with: (i) Compliance Procedures, as may be amended from time to time (including prompt notice of any material changes thereto); (ii) a summary of the Compliance Procedures in connection with the annual review thereof by the Trust; (iii) upon request, a certificate of the chief compliance officer of the Adviser to the effect that the policies and procedures of the Adviser are reasonably designed to prevent violation of the Federal Securities Laws; (iv) direct access to the Adviser’s chief compliance officer, as reasonably requested by the Chief Compliance Officer of the Trust; (v) a completed quarterly informational questionnaire regarding the Adviser’s compliance program; and (vi) quarterly certifications indicating whether there were Material Compliance Matters (as that term is defined by Rule 38a-1) that arose under the compliance policies and procedures of the Trust and/or Compliance Procedures in such detail as may be reasonably requested by the Chief Compliance Officer of the Trust.

(i) Except as permitted by the Trust Procedures, the Adviser will not disclose but shall treat confidentially all information in respect of the investments of each Fund, including, without limitation, the identification and market value or other pricing information of any and all portfolio securities or other financial instruments held by the Fund, and any and all trades of portfolio securities or other transactions effected for the Fund (including past, pending and proposed trades).

(j) The Trust or its agent will provide timely information to the Adviser regarding such matters as inflows to and outflows from each Fund and the cash requirements of, and cash available for investment in each Fund.  The Trust or each Fund’s custodian (the “Custodian”) will timely provide the Adviser with copies of monthly accounting statements for each Fund, and such other information as may be reasonably necessary or appropriate in order for the Adviser to perform its responsibilities hereunder.

(k) The Adviser shall not consult with any other investment adviser (other than affiliated persons of the Adviser) of any other series of the Trust concerning portfolio transactions for a Fund or any other series of the Trust.

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(l) The Adviser shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Board in connection with the approval of this Agreement pursuant to Section 7 of this Agreement.

3.	BROKERAGE

The Adviser is responsible for decisions to buy and sell securities for each Fund, for broker-dealer selection, and for negotiation of brokerage commission rates, provided that the Adviser shall not direct an order to an affiliated person of the Adviser without general prior authorization to use such affiliated broker or dealer from the Trust’s Chief Compliance Officer.  The Adviser’s primary consideration in effecting a securities transaction will be to seek best execution.  In selecting broker-dealers to execute transactions, the Adviser may take the following, among other things, into consideration:  the best net price available; the reliability, integrity and financial condition of the broker-dealer; the size of and the difficulty in executing the order; and the value of the expected contribution of the broker-dealer to the investment performance of a Fund on a continuing basis.  The execution price of a transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of the execution services offered.

Subject to such policies as the Board may determine and consistent with Section 28(e) of the 1934 Act, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides (directly or indirectly) brokerage or research services to the Adviser an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser’s overall responsibilities with respect to a Fund and to other clients of the Adviser as to which the Adviser exercises investment discretion.  Subject to the same policies and legal provisions, the Adviser is further authorized to allocate the orders placed by it on behalf of a Fund to such brokers or dealers who also provide research or statistical material, or other services to the Trust, the Adviser or any affiliated person of either.  Such allocation shall be in such amounts and proportions as the Adviser shall determine, and the Adviser shall report on such allocations regularly to the Trust, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of a Fund as well as of other clients, the Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and the most efficient execution.  In such event, the allocation of the securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to a Fund and to such other clients.

The Trust authorizes and empowers the Adviser to open and maintain trading accounts in the name of a Fund and to execute for the Fund as its agent and attorney-in-fact standard institutional customer agreements with such broker or brokers as the Adviser shall select as provided herein.  The Adviser shall cause all securities and other property purchased or sold for a Fund to be settled at the place of business of the Custodian or as the Custodian shall direct.  All securities and other property of a Fund shall remain in the direct or indirect custody of the Custodian except as otherwise authorized by the Board.

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The Adviser further shall have the authority to instruct the Custodian to pay cash for securities and other property delivered to the Custodian for a Fund and deliver securities and other property against payment for the Fund, and such other authority granted by the Trust from time to time.  The Adviser shall not have authority to cause the Custodian to deliver securities and other property or pay cash to the Adviser except as expressly provided herein.

4.	ALLOCATION OF CHARGES AND EXPENSES

The Adviser agrees to pay all expenses of each Fund Trust, except for: (i) brokerage expenses and other fees, charges, taxes, levies or expenses (such as stamp taxes) incurred in connection with the execution of portfolio transactions or in connection with creation and redemption transactions (including without limitation any fees, charges, taxes, levies or expenses related to the purchase or sale of an amount of any currency, or the patriation or repatriation of any security or other asset, related to the execution of portfolio transactions or any creation or redemption transactions); (ii) legal fees or expenses in connection with any arbitration, litigation or pending or threatened arbitration or litigation, including any settlements in connection therewith; (iii) extraordinary expenses (in each case as determined by a majority of the independent trustees); (iv) distribution fees and expenses paid by a Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (v) interest and taxes of any kind or nature (including, but not limited to, income, excise, transfer and withholding taxes); (vi) any fees and expense related to the provision of securities lending services; and (vii) the advisory fee payable to the Adviser hereunder.  The internal expenses of pooled investment vehicles in which a Fund may invest (acquired fund fees and expenses) are not expenses of a Fund and are not paid by the Adviser.  The payment or assumption by the Adviser of any expense of a Fund that the Adviser is not required by this Agreement to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expense of the Fund on any subsequent occasion.

5.	INVESTMENT ADVISORY FEES

(a) The Fund agrees to pay to the Adviser and the Adviser agrees to accept as full compensation for all services rendered by the Adviser pursuant to this Agreement, a fee accrued daily and paid monthly in arrears, within fifteen business days after the last day of each month, at an annual rate listed in Appendix A with respect to the Fund’s average daily net assets.  For any period less than a month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month of 28, 29, 30 or 31 days, as the case may be.  The fee payable to the Adviser under this Agreement will be reduced to the extent required by any expense limitation agreement.  The Adviser may voluntarily absorb certain Fund expenses.

(b) The Adviser voluntarily may reduce any portion of the compensation due to it pursuant to this Agreement.  Any such reduction shall be applicable only to such specific reduction and shall not constitute an agreement to reduce any future compensation due to the Adviser hereunder.  Any such reduction will be agreed to prior to accrual of the fee and will be estimated daily and reconciled on a monthly basis.

6. LIABILITY; STANDARD OF CARE

(a) The Adviser shall have responsibility for the accuracy and completeness (and liability for the lack thereof) of any information with respect to the Adviser, its personnel or a Fund’s strategies providing in writing to the Trust for inclusion in the Fund’s offering materials (including the Prospectus and advertising and sales materials).

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(b) The Adviser shall act at all times in the best interests of each Fund and shall discharge its duties with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of a similar enterprise.  The Adviser shall not be liable to the Trust, a Fund, or a Fund’s shareholders for any action or inaction of the Adviser relating to any event whatsoever in the absence of bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Adviser’s duties or obligations under this Agreement.  Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Trust, a Fund or any shareholder of the Fund may have under federal securities laws or state laws.

(c) In no event shall the Adviser be responsible or liable for any failure or delay in performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control including, without limitation, acts of civil or military authority, national emergencies, labor difficulties (other than those related to the Adviser’s employees), fire, mechanical breakdowns, flood or catastrophe, acts of God, insurrection, war, riots or failure of the mails, transportation, communication or power supply.

(d) The Adviser, its affiliated persons, agents and employees, shall not be liable to the Trust or a Fund for failure to act or any action taken in good faith reliance upon:

(i) The Fund’s directions to the Custodian, or brokers, dealers or others with respect to the making, retention or sale of any investment or reinvestment hereunder; or

(ii) Acts or omissions of the Custodian or a Fund, their respective affiliated persons, agents or employees.

(e) No party to this Agreement shall be liable to another party for consequential damages under any provision of this Agreement.

(f) The Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results will be achieved.

(g) Except as otherwise provided in this Agreement, each party to this Agreement (as an “Indemnifying Party”) shall indemnify and hold harmless the other party and the shareholders, members, directors, officers, and employees of the other parties (any such person, an “Indemnified Party”) against any loss, liability, claim, damage, or expense (including the reasonable cost of investigating and defending any alleged loss, liability, claim, damage, or expense and reasonable counsel fees incurred in connection therewith) arising out of the Indemnifying Party’s performance or non-performance of any duties under this Agreement, provided, however, that indemnification shall not be paid hereunder with respect to any matter to the extent to which the loss, liability, claim, damage, or expense was caused by the Indemnified Party’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of obligations and duties under this Agreement, and provided further, however, that the Adviser shall only be required to indemnify and hold harmless an Indemnified Party to the extent the loss, liability, claim, damage, or expense of such Indemnified Party was attributable to the Adviser’s willful misfeasance, bad faith, or negligence in the performance of duties hereunder or reckless disregard of the Adviser’s obligations or duties hereunder.

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(h) If indemnification is to be sought hereunder, then the Indemnified Party shall promptly notify the Indemnifying Party of the assertion of any claim or the commencement of any action or proceeding in respect thereof and will keep the Indemnifying Party advised with respect to all developments concerning such claim, action or proceeding; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party provided such failure shall not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim.  Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary.  The Indemnified Party shall in no case confess any claim or make any compromise in any case in which the Indemnifying Party may be required to indemnify it except with the Indemnifying Party’s prior written consent, which shall not be unreasonably withheld, conditioned or delayed; notwithstanding this Section 6 hereof, in the event the Indemnified Party has not secured such consent, the Indemnifying Party will have no obligation to indemnify the Indemnified Party.  Upon request and at the Indemnifying Party’s expense, the Indemnified Party shall provide reasonable assistance to the Indemnifying Party so that the Indemnifying Party can defend against such claim, action or proceeding.

(i) The provisions of Sections 6(g) and (h) shall not apply in any action where the Indemnified Party is the party adverse, or one of the parties adverse, to the other party.

7.	TERM AND TERMINATION OF THIS AGREEMENT; NO ASSIGNMENT

(a) This Agreement shall become effective with respect to a Fund immediately upon the commencement of the Adviser’s management of the Fund, after the latter of approval by a majority of the Trust’s Trustees who are not interested persons (as defined in the 1940 Act) and, if required by applicable law, by a vote of a majority of the outstanding voting securities of a Fund.  The Agreement shall, unless terminated as hereinafter provided, continue in effect for a period of two (2) years from the date of effectiveness with respect to a Fund.  This Agreement shall continue in effect thereafter for additional periods not exceeding one (1) year so long as such continuation is approved for a Fund at least annually by (i) the Board or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Trustees of the Trust who are not parties to this Agreement nor interested persons thereof, cast in person at a meeting called for the purpose of voting on such approval.  The terms “majority of the outstanding voting securities” and “interested persons” shall have the meanings as set forth in the 1940 Act.

(b) This Agreement may be terminated by the Trust on behalf of a Fund at any time without payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days’ written notice to the Adviser, and by the Adviser upon sixty (60) days’ written notice to the Fund.  In the event of a termination, the Adviser shall cooperate in the orderly transfer of a Fund’s affairs and, at the request of the Board, transfer any and all books and records of the Fund maintained by the Adviser on behalf of the Fund.

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(c) This Agreement shall terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act.

8. SERVICES NOT EXCLUSIVE

The services of the Adviser to a Fund are not to be deemed exclusive and it shall be free to render similar services to others so long as its services hereunder are not impaired thereby.  It is specifically understood that directors, officers and employees of the Adviser and of its subsidiaries and affiliated persons may continue to engage in providing portfolio management services and advice to other investment advisory clients.  The Trust agrees that Adviser may give advice and take action in the performance of its duties with respect to any of its other clients which may differ from advice given or the timing or nature of action taken with respect to a Fund.  Nothing in this Agreement shall be deemed to require Adviser, its principals, affiliated persons, agents or employees to purchase or sell for any Fund any security which it or they may purchase or sell for its or their own account or for the account of any other client.

9. NO SHORTING; NO BORROWING

The Adviser agrees that neither it nor any of its officers or employees shall take any short position in the shares of the Fund. This prohibition shall not prevent the purchase of such shares by any of the officers or employees of the Adviser or any trust, pension, profit-sharing or other benefit plan for such persons or affiliated persons thereof, at a price not less than the net asset value thereof at the time of purchase, as allowed pursuant to rules promulgated under the 1940 Act. The Adviser agrees that neither it nor any of its officers or employees shall borrow from a Fund or pledge or use the Fund’s assets in connection with any borrowing not directly for the Fund’s benefit.

10. AMENDMENT

No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by all parties and approved by the Trust in the manner set forth in Section 7(a).

11. CONFIDENTIALITY

(a) “Confidential Information” as used in this agreement shall mean and include all tangible and intangible information and materials being disclosed in connection with this Agreement by one of the Parties (“Disclosing Party”) to the other Party (“Receiving Party”), in any form or medium (and without regard to whether the information is owned by a Party or by a third party), that satisfy at least one of the following criteria:

(i) Information related to the Disclosing Party’s, its affiliated persons’ or its third party licensors or vendors’ trade secrets, customers/shareholders, business plans, strategies, forecasts or forecast assumptions, operations, methods of doing business, records, finances, assets, intellectual property rights, technology, software, systems data or other proprietary or confidential business or technical information;

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(ii) Information designated as confidential in writing by the Disclosing Party or information that the Receiving Party should reasonably know to be information that is of a confidential or proprietary nature;

(iii) any information derived from, or developed by reference to or use of, any information described in the preceding clauses (i) and (ii); or

(iv) Shareholder Records (as defined below);

provided, however, that notwithstanding the foregoing, the following shall not be considered Confidential Information: (A) information that is disclosed to the Receiving Party by a third person who has a right to make such disclosure without any obligation of confidentiality; (B) information that is or becomes publicly known without violation of this Agreement by the Receiving Party; or (C) information that is independently developed by the Receiving Party or its employees or affiliated persons without reference to the Disclosing Party’s information.

(b) Except as expressly provided otherwise herein, each Party shall, during the term of this Agreement: (i) use a level of care no less rigorous than that taken to protect its own Confidential Information of a similar nature (but in no event less than a reasonable level of care) to keep confidential, and to prevent any unauthorized disclosure of, any Confidential Information of the other Party, (ii) use such Confidential Information only in connection with this Agreement, (iii) not make any commercial use of such Confidential Information for the benefit of itself or any third party beyond the scope of this Agreement, and (iv) except where required by law, order, or demand of any governmental or regulatory authority or as permitted by this Agreement, not make any such Confidential Information, or parts thereof, available to any third party.  If either Party receives a request or demand from a third party to inspect any documents or other hard or electronic materials containing Confidential Information, the Party receiving such a request or demand will endeavor to notify the other Party and to secure instructions from that Party or an authorized person of that Party.

(c) Each Party shall reproduce the other Party’s Confidential Information only to the extent necessary to permit it to meet its obligations under this Agreement, and shall notify the other Party promptly if the other Party’s Confidential Information is disclosed in violation of the provisions of this Agreement or is otherwise lost or unaccounted for.  Adviser shall have the right, however, to disclose such Confidential Information to its affiliated persons’, respective employees, officers, directors, advisers, attorneys, consultants, vendors and third party service providers who have a need to know such information in connection with Adviser’s performance of its obligations under this Agreement.

(e) The Adviser acknowledges that certain information regarding the Trust’s shareholders made available by the Trust to Adviser or otherwise maintained by Adviser under this Agreement (“Shareholder Information”) may be deemed nonpublic personal information under the Gramm-Leach-Bliley Act, Regulations S-P, and other applicable privacy Laws (collectively, “Privacy Laws”).  Adviser agrees: (i) not to disclose or use such information except as required to carry out its duties under the Agreement or as otherwise permitted by law in the ordinary course of business; (ii) to establish and maintain reasonable physical, electronic and procedural safeguards to protect such information; and (iii) to cooperate with Trust and provide reasonable assistance in ensuring compliance with such Privacy Laws with respect to accountholders to the extent applicable to either or both of the parties.

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12. USE OF ADVISER’S NAME

Adviser hereby consents to the royalty-free use by a Fund of the name Tortoise Index Solutions, LLC as part of the Fund’s name or any reasonable derivation thereof (the “Name”) and consents to the royalty-free use of the related Tortoise Index Solutions, LLC logo and any such marks or symbols which may arise hereafter (the “Mark”) during the term of this Agreement.  The Trust acknowledges that any rights in or to the Name or the Mark are, and under any and all circumstances shall continue to be, the sole property of the Adviser.  The Adviser shall have the right to resolve any concerns regarding copyright, trademark or patent infringement with respect to a Fund’s use of the Name or the Mark as the Adviser shall so determine.

It is understood and hereby agreed that the name “Managed Portfolio Series” or “MPS” is the property of the Trust for copyrights and all other purposes.  The Adviser undertakes and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Adviser shall promptly take all necessary and appropriate action to discontinue the use of the Trust’s name and will further refrain from using the Trust’s name; provided, however, that the Adviser may continue to use the Trust’s name for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Trust in writing prior to such use.

It is additionally understood and hereby agreed that the name of each Fund set forth in Schedule A or any reasonable derivation of the same, is the property of the Adviser for copyright and all other purposes.  The Name and the Mark may be used from time to time in other connections and for other purposes by the Adviser, and its affiliated persons and including with respect to other investment companies that have obtained consent to use of the Name or the Mark.  The Trust understands and agrees that, in the event that the Adviser shall cease to act as investment adviser to a Fund, the Trust shall promptly take all necessary and appropriate action to discontinue use of the Name and the Mark and will further refrain from using the Name and the Mark; provided, however, that the Trust may continue to use the Name and the Mark for the sole purpose of identifying the Trust as an account formerly managed by the Adviser or as otherwise consented to by the Adviser in writing prior to such use.

13. ANTI-MONEY LAUNDERING COMPLIANCE

The Adviser acknowledges that, in compliance with the Bank Secrecy Act, as amended, the USA PATRIOT Act, and any implementing regulations thereunder (together, “AML Laws”), the Trust has adopted an Anti-Money Laundering Policy.  The Adviser agrees to cooperate with the Trust in connection with the Trust’s compliance with the Trust’s Anti-Money Laundering Policy and the AML Laws by providing the Trust and/or each Fund’s administrator such reports, certifications and contractual assurances as may be reasonably requested upon reasonable notice by the Trust in order for the Trust and each Fund’s administrator to fulfill its obligations under the AML Laws provided that nothing herein shall impose any obligation on the Adviser to provide any reports, certifications or assurances with respect to the beneficial owners of the Trust. The Trust may disclose information regarding the Adviser to governmental and/or regulatory or self-regulatory authorities to the extent required by applicable law or regulation and may file reports with such authorities as may be required by applicable law or regulation.

14. CERTIFICATIONS; DISCLOSURE CONTROLS AND PROCEDURES

The Adviser acknowledges that, in compliance with the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the implementing regulations promulgated thereunder, the Trust and each Fund are required to make certain certifications and have adopted disclosure controls and procedures. To the extent reasonably requested by the Trust, the Adviser agrees to use its commercially reasonable efforts to assist the Trust and each Fund in complying with the Sarbanes-Oxley Act and implementing the Trust’s disclosure controls and procedures.  The Adviser agrees to inform the Trust of any material development related to the services it provides to a Fund that the Adviser reasonably believes is relevant to the Fund’s certification obligations under the Sarbanes-Oxley Act.

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15. NOTIFICATION

The Adviser agrees that it will provide prompt notice to the Trust about material changes in the employment status of key investment management personnel involved in the management of a Fund, material changes in the investment process used to manage the Fund and any changes in senior management, operations or ownership of the Adviser.

16. NOTICES

Notices and other communications required or permitted under this Agreement shall be in writing, shall be deemed to be effectively delivered when actually received, and may be delivered by U.S. mail (first class, postage prepaid), by facsimile transmission, by hand or by commercial overnight delivery service, addressed as follows:

ADVISER:                             Tortoise Index Solutions, LLC
11550 Ash Street, Suite 300
Leawood, Kansas 66211

FUND:                                    Managed Portfolio Series
on behalf of the Tortoise Funds
777 East Wisconsin Avenue, 10th Floor
Milwaukee, WI 53202
Attn: Secretary

17. GOVERNING LAW

This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the 1940 Act and the Advisers Act and any rules and regulations promulgated thereunder.

18. ASSIGNMENT

This Agreement may not be assigned by any party, either in whole or in part, without the prior written consent of each other party.

19. SUB-ADVISERS

At its own expense, the Adviser may carry out any of its obligations to the Trust and a Fund under this Agreement by employing, subject to the direction and control of the Board, one or more persons who are registered as investment advisers pursuant to the Advisers Act (“Sub-Adviser”).  Each Sub-Adviser’s employment to provide investment advisory services to a Fund will be evidenced by a separate written agreement between the Adviser and the Sub-Adviser approved by the Board and, if required by applicable law, by the shareholders of the Fund.  The Adviser shall supervise and monitor the activities of each Sub-Adviser.  The Adviser shall not be liable hereunder for any act or inaction of any Sub-Adviser except for the Sub-Adviser’s bad faith, willful misfeasance or negligence in the performance of or the reckless disregard of the Sub-Adviser’s duties or obligations under its sub-advisory agreement with the Adviser.  In addition, the Adviser shall be liable: (1) for its failure to exercise good faith in the employment of the Sub-Adviser; (2) for the Adviser’s failure to exercise appropriate supervision of the Sub-Adviser; and (3) as may be agreed by the Trust and the Adviser in writing.

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20. LIMITATION OF SHAREHOLDER AND TRUSTEE LIABILITY

The Trustees and officers of the Trust and the shareholders of a Fund shall not be personally liable for any obligations of the Trust or of any Fund under this Agreement, and the Adviser agrees that in asserting any rights or claims under this Agreement, it shall look only to the assets and property of the Fund to which the Adviser’s rights or claims relate in settlement of such rights or claims, and not to the Trustees of the Trust or the shareholders of any Fund.

21. MISCELLANEOUS

(a) This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement with respect to the subject matter hereof whether oral or written.

(b) This Agreement may be executed by the parties hereto on a number of counterparts taken together shall be deemed to constitute one and the same instrument.

(c) If any part, term or provision of this Agreement is held to be illegal, in conflict with any law or otherwise invalid, the remaining portion or portions shall be considered severable and not be affected, and the rights and obligations of the parties shall be construed and enforced as if the Agreement did not contain the particular part, term, or provision held to be illegal or invalid.

(d) The term “affiliated person” shall have the meaning ascribed thereto by the 1940 Act.

(e) Sections 2(d), 2(h), 2(i), 6, 11, 12, 13, 14, 17 and 20, 21 shall survive termination of this Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day first set forth above.

MANAGED PORTFOLIO SERIES on behalf of the series listed on Schedule A By: _________________________________ Name: James R. Arnold Title: President and Principal Executive Officer

TORTOISE INDEX SOLUTIONS, LLC By: _________________________________ Name: _________________________________ Title: _________________________________

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SCHEDULE A

FUNDS AND FEES

Series of Managed Portfolio Series	Annual Fee Rate as % of Current Net Assets
Tortoise North American Water Fund	[…]%
Tortoise North American Pipeline Fund	0.40%

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EXHIBIT C
INFORMATION REGARDING MPS DIRECTORS AND OFFICERS

Trustees and Officers
The Trustees and officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years.

Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past 5 Years
Independent Trustees
Leonard M. Rush, CPA 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1946	Lead Independent Trustee and Audit Committee Chairman	Indefinite Term; Since April 2011	34	Retired; Chief Financial Officer, Robert W. Baird & Co. Incorporated, (2000-2011).	Independent Trustee, ETF Series Solutions (13Portfolios) (2012-Present); Director, Anchor Bancorp Wisconsin, Inc. (2011-2013)
David A. Massart 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1967	Trustee and Valuation Committee Chairman	Indefinite Term; Since April 2011	34	Co-Founder and Chief Investment Strategist, Next Generation Wealth Management, Inc. (2005-present).	Independent Trustee, ETF Series Solutions (13 Portfolios) (2012-Present)
David M. Swanson 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	Trustee	Indefinite Term; Since April 2011	34	Founder and Managing Principal, SwanDog Strategic Marketing, LLC (2006-present); Executive Vice President, Calamos Investments (2004-2006).	Independent Trustee, ALPS Variable Investment Trust (9 Portfolios) (2006-Present); Independent Trustee, RiverNorth Opportunities Closed-End Fund (2015-Present)
Interested Trustee
Robert J. Kern* 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1958	Chairman, and Trustee	Indefinite Term; Since January 2011	34	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	None

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past 5 Years
Officers
James R. Arnold 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1957	President and Principal Executive Officer	Indefinite Term, Since January 2011	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2002-present).	N/A
Deborah Ward 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1966	Vice President, Chief Compliance Officer and Anti- Money Laundering Officer	Indefinite Term; Since April 2013	N/A	Senior Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A
Brian R. Wiedmeyer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Treasurer and Principal Financial Officer	Indefinite Term; Since January 2011	N/A	Vice President, U.S. Bancorp Fund Services, LLC (2005-present).	N/A
Jeanine M. Bajczyk, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1965	Secretary	Indefinite Term; Since August 2015	N/A	Senior Vice President and Counsel, U.S. Bancorp Fund Services, LLC (2006-present).	N/A
Thomas A. Bausch, Esq. 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1979	Assistant Secretary	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2016-present); Associate, Godfrey & Kahn S.C. (2012-2016); Graduate, University of Wisconsin Law School (2009-2012).	N/A
Ryan L. Roell 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1973	Assistant Treasurer	Indefinite Term; Since September 2012	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2005-present)	N/A
Benjamin Eirich 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1981	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2008-present)	N/A

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Name, Address and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Trust Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past 5 Years
Doug Schafer 615 E. Michigan St. Milwaukee, WI 53202 Year of Birth: 1970	Assistant Treasurer	Indefinite Term; Since May 2016	N/A	Assistant Vice President, U.S. Bancorp Fund Services, LLC (2002-present)	N/A
* Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is a board member (and therefore an interested person) of the Fund’s principal underwriter, Quasar Distributors, LLC.

Trustee Qualifications
The Board believes that each of the Trustees has the qualifications, experience, attributes and skills appropriate to their continued service as Trustees of the Trust in light of the Trust’s business and structure.  The Trustees have substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and assess information provided to them.  Certain of these business and professional experiences are set forth in detail in the table above.  In addition, the Trustees have substantial board experience and, in their service to the Trust, have gained substantial insight as to the operation of the Trust.  The Board annually conducts a “self-assessment” wherein the effectiveness of the Board and the individual Trustees is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each individual Trustee.  The information provided below, and in the table above, is not all-inclusive.  Many of the Trustees’ qualifications to serve on the Board involve intangible elements, such as intelligence, integrity, work ethic, the ability to work together, the ability to communicate effectively, the ability to exercise judgment, the ability to ask incisive questions, and commitment to shareholder interests.

Mr. Kern’s trustee attributes include substantial industry experience, including his 34 years of service with U.S. Bancorp Fund Services, LLC (the fund accountant (“Fund Accountant”), fund administrator (“Administrator”), and transfer agent (“Transfer Agent”) to the Trust) where he manages business development and has previously managed the mutual fund Transfer Agent operation including investor services, account services, legal compliance, document processing and systems support.  He also serves as a board member of U.S. Bancorp Fund Services, LLC and Quasar Distributors, LLC (the principal underwriter to the Trust).  The Board believes Mr. Kern’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Massart’s trustee attributes include substantial industry experience, including 23 years working with high net worth individuals, families, trusts and retirement accounts to make strategic and tactical asset allocation decisions, evaluate and select investment managers and manage client relationships.  He is currently the Chief Investment Strategist and lead member of the investment management committee of the SEC registered investment advisory firm he co-founded. Previously, he served as Managing Director of Strong Private Client and as a Manager of Wells Fargo Investments, LLC.  The Board believes Mr. Massart’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Rush’s trustee attributes include substantial industry experience, including serving in several different senior executive roles at various global financial services firms.  He most recently served as Managing Director and Chief Financial Officer of Robert W. Baird & Co. Incorporated and several other affiliated entities and served as the Treasurer for Baird Funds.  He also served as the Chief Financial Officer for Fidelity Investments’ four broker-dealers and has substantial experience with mutual fund and investment advisory organizations and related businesses, including Vice President and Head of Compliance for Fidelity Investments, a Vice President at Credit Suisse First Boston, a Manager with Goldman Sachs, & Co. and a Senior Manager with Deloitte & Touche.  Mr. Rush has been determined to qualify as an Audit Committee Financial Expert for the Trust.  The Board believes Mr. Rush’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee and as the lead Independent Trustee to carry out oversight responsibilities with respect to the Trust.

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Mr. Swanson’s trustee attributes include substantial industry experience, including 34 years of senior management and marketing experience with 29 years dedicated to the financial services industry.  He is currently the Founder and Managing Principal of a marketing strategy boutique serving asset and wealth management businesses.  He has also served as Chief Operating Officer and Chief Marketing Officer of Van Kampen Investments, President and Chief Executive Officer of Scudder, Stevens & Clark, Canada, Ltd., Managing Director and Head of Global Investment Products at Morgan Stanley, Director of Marketing for Morgan Stanley Mutual Funds, Director of Marketing for Kemper Funds, and Executive Vice President and Head of Distribution for Calamos Investments.  The Board believes Mr. Swanson’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
This discussion of the Trustees’ experience and qualifications is pursuant to SEC requirements, does not constitute holding out the Board or any Trustee as having special expertise, and shall not impose any greater responsibility or liability on any such Trustee or the Board by reason thereof.

4

INSERT ISSUER'S LOGO HERE

PROXY CARD

SIGN, DATE AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-888-280-6942 Monday through Friday 9 a.m. to 10 p.m. Eastern time

SHAREHOLDER'S REGISTRATION PRINTED HERE

BOXES FOR TYPSETTING PURPOSES ONLY

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

CONTROL NUMBER **12345678910**

Tortoise North American Pipeline Fund
a series of Montage Managers Trust
PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 14, 2017

The undersigned, revoking prior proxies, hereby appoints Thomas A. Bausch and Brian R. Wiedmeyer, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Tortoise North American Pipeline Fund (the “Fund”) to be held at the offices of U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, on March 17, 2017, at 10:00 a.m. Central time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-280-6942.  Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on March 14, 2017.  The proxy statement for this meeting is available at:

proxyonline.com/docs/tortoise2017.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Tortoise North American Pipeline Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees.  Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side).  If the shares are held jointly, each holder should sign this Proxy.  Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
_____________________________________________________________ SIGNATURE (AND TITLE IF APPLICABLE) DATE _____________________________________________________________ SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders.  When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated.  The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.
TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS.  Example: ●

FOR	AGAINST	ABSTAIN
1.
A proposal to approve a proposed Agreement and Plan of Reorganization for the Acquired Fund and the Tortoise North American Pipeline Fund (the “Acquiring Fund”), a series of Managed Portfolio Series (“MPS”), whereby the Acquiring Fund would acquire all of the assets and liabilities of the Acquired Fund in exchange for shares of beneficial interest of the Acquiring Fund, which would then be distributed pro rata by the Acquired Fund to its shareholders, in complete liquidation and termination of the Acquired Fund (the “Reorganization”); and

		○	○	○
2.	Any adjournments of the Meeting from time to time to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to constitute a quorum or to approve Proposal 1.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]